UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2012



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2012


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

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       ANNUAL REPORT
       USAA CORNERSTONE STRATEGY FUND
       MAY 31, 2012

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PRESIDENT'S MESSAGE

"FEAR ONCE AGAIN DOMINATED THE MARKETS
AND INVESTORS SOLD STOCKS AND OTHER RISKIER        [PHOTO OF DANIEL S. McNAMARA]
ASSET CLASSES AND SOUGHT THE RELATIVE SAFETY
OF U.S. TREASURIES."

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JUNE 2012

Investor sentiment and the financial markets were volatile during the one-year reporting period. Yet U.S. stocks, which ended the fiscal year roughly where they started, performed admirably when compared to the rest of the world. As Europe's sovereign debt crisis continued and its economies weakened, the international developed and emerging equity markets recorded substantial declines. Precious metals performed well, but mining companies generally underperformed compared to the metals they produced; the mining sector was challenged by higher operating costs, rising capital expenditures, resource nationalization, and higher taxes. Meanwhile, U.S. Treasuries generated strong returns -- much to the surprise of some market participants.

When the fiscal year began, stocks seemed poised to do well. The U.S. economy appeared to be bouncing back from an earlier slowdown, while investors showed optimism that Europe had temporarily contained its financial problems. During the summer, investors were distracted by the threat of a potential U.S. government shutdown if an agreement wasn't reached to raise the nation's debt ceiling. Eventually, a bi-partisan super-committee was formed in an attempt to reach a lasting compromise and the immediate crisis was averted. In the end, this super-committee failed to reach an agreement, and $1.2 trillion in spending cuts, including a large reduction in military spending, will automatically take effect in 2013 unless Congress acts. (This is the "fiscal cliff" being discussed in the media.)

The "achievement" of raising the debt ceiling was quickly overshadowed by much weaker-than-expected economic data in the United States and Europe. Fear once again dominated the markets and investors sold stocks and other riskier asset classes and sought the relative safety of U.S. Treasuries. As prices increased, yields (which move in the opposite direction of prices) declined.

During the winter, economic data -- including the level of unemployment -- appeared to improve. We were skeptical, largely because we believed that the data were temporarily influenced by the unusually mild winter. Nevertheless, investors seized on the "good" news and stocks and riskier asset classes performed well. They extended their gains as the European Central Bank

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continued its version of quantitative easing (long-term refinancing operations or "LTROs"), flooding the European banking system with euros.

Until inflation begins to emerge -- and at the time of this writing, it was relatively subdued -- interest rates are unlikely to start rising. In the meantime, money markets continue to yield a single basis point, which is just 1/100th of a percent. Under these market conditions, certain investors may find other investment possibilities that offer higher yields than money market funds. These include but are not limited to short-term certificates of deposit, bank savings accounts and short duration bond funds. However, these investments may carry additional risks, including the risk of loss of principal and decreased liquidity. All investors should consider these investments in light of their particular investment objectives and risk tolerance.

In closing, I'd like to acknowledge the contribution made by Didi Weinblatt, who has been with USAA since 2000 and has served as portfolio manager of the USAA Asset Management Company. During her tenure, the markets have seen tremendous ups and downs. Through it all, she has been a wise and careful steward of her portfolios.

From all of us here at USAA Asset Management Company*, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ Dniel S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

*Effective January 1, 2012, USAA Asset Management Company began advising each series of USAA Mutual Funds Trust, replacing USAA Investment Management Company.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. o INVESTMENTS/INSURANCE: NOT FDIC INSURED o NOT BANK ISSUED, GUARANTEED OR UNDERWRITTEN o MAY LOSE VALUE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. o As interest rates rise, existing bond prices fall.
o All equity investments entail risk, including possible loss of principal, and individual stocks may be more volatile than other investments and provide less income. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o CDs are insured by FDIC and offer a fixed rate of return, whereas the return and principal value of an investment in stocks fluctuates with changes in market conditions.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Distributions to Shareholders                                            13

    Report of Independent Registered Public Accounting Firm                  14

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        39

    Financial Statements                                                     44

    Notes to Financial Statements                                            47

EXPENSE EXAMPLE                                                              68

ADVISORY AGREEMENTS                                                          70

TRUSTEES' AND OFFICERS' INFORMATION                                          78

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA CORNERSTONE STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND WITH AN INVESTMENT OBJECTIVE TO SEEK TO ACHIEVE A POSITIVE, INFLATION-ADJUSTED RATE OF RETURN OVER THE LONG TERM.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, precious metals and minerals, and other alternative investment strategies) and to a much lesser extent in bonds and money market instruments. The Fund may use alternative investment strategies from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company*                   Batterymarch Financial
                                                    Management, Inc.
   ARNOLD J. ESPE, CFA
   JULIANNE BASS, CFA**                             ADAM J. PETRYK, CFA
   Bonds and Money Market Instruments               MICHAEL P. McELROY, CFA
                                                    STEPHEN A. LANZENDORF, CFA**
   MARK W. JOHNSON, CFA***                          U.S. and International
   DAN DENBOW, CFA                                     Equity Securities
   Precious Metals and Minerals Securities,      Credit Suisse Asset
   Real Estate Securities                           Management, LLC*

   JOHN P. TOOHEY, CFA                                 MIKA TOIKKA
   WASIF A. LATIF                                      U.S. Equity Securities
   U.S. Equity Securities,
   International Equity Securities, and          Quantitative Management
   Other Alternative Investment Strategies          Associates LLC****

                                                    JACOB POZHARNY, Ph.D.
                                                    JOHN VAN BELLE, Ph.D.
                                                    International Equity
                                                       Securities

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o   HOW DID THE USAA CORNERSTONE STRATEGY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the 12-month period ended May 31, 2012, the Fund's total return was -7.96%. This compares to returns of -7.80% for the Lipper Global Flexible Portfolio Funds Index and -0.41% for the S&P 500 Index.

    Refer to page 9 for benchmark definitions.

    Past performance is no guarantee of future results.

       * Effective September 30, 2011, Credit Suisse Asset Management, LLC no longer is a co-manager of the Fund and was replaced by USAA Asset Management Company.

      ** Effective October 1, 2011, Julianne Bass and Stephen A. Lanzendorf became co-managers of the Fund.

     *** Effective March 1, 2012, Mark W. Johnson retired from USAA Asset
         Management Company.

    **** Margaret S. Stumpp no longer is a co-manager of the Fund and has accepted a new role within Quantitative Management Associates LLC.

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2  | USAA CORNERSTONE STRATEGY FUND
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    USAA Asset Management Company (the Manager) serves as the Fund's overall adviser and manages certain portions of the Fund. Quantitative Management Associates LLC (QMA) managed a portfolio of non-U.S. developed market stocks, and Batterymarch Financial Management, Inc. (Batterymarch) manages the Fund's global stock portfolio.

o   HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OF THE PAST YEAR?

    The past 12 months was characterized by volatile performance for the global financial markets, with two periods of elevated uncertainty book-ending an extended period of investor optimism.

    When the Fund's fiscal year began, the higher-risk segments of the financial markets were under severe pressure from concerns about the European debt crisis. The instability persisted through October 2011; then stocks and the credit-sensitive areas of the bond market embarked on a six-month rally. This recovery was fueled by signs of stronger economic growth, liquidity measures provided by the world's central banks, solid corporate earnings, and a decline in the frequency of negative headlines regarding Europe. The rally lost steam in April 2012; however, as slowing global growth, growing fears about Greece's potential exit from the euro zone and concern about the solvency of Spain's banking system fueled a flight from higher-risk assets to highly-rated developed-market government bonds.

    The net result of this volatility was relatively benign for U.S. stocks, as gauged by the -0.41% return of the S&P 500 Index, but the impact on other areas of the market was much less favorable. The small-cap Russell 2000 Index finished with a return of -8.88%, while the Morgan Stanley Capital International Europe, Australasia, and Far

    The Russell 2000(R) Index is an unmanaged index which consists of the 2,000 smallest companies in the Russell 3,000 Index, and is a widely recognized small cap index.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    East (MSCI EAFE) Index (a measure of non-U.S. developed-market performance)
    and the MSCI Emerging Markets Index returned -20.48% and -20.32%, respectively. The domestic bond market finished the period with a positive return thanks in part to the surge in U.S. Treasuries, rising 7.12% as measured by the Barclays U.S. Aggregate Bond Index.

o   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PAST YEAR?

    The sources of underperformance were broad-based, as individual security selection, broader asset allocation, and our hedging strategy each detracted from our overall return to varying degrees.

o   PLEASE DISCUSS THE PERFORMANCE OF THE FUND'S BOND ALLOCATION.

    The Fund's bond portfolio lagged the average return for the funds in the Lipper Intermediate Investment Grade Debt category. There were two reasons for the underperformance of the fixed-income allocation. First, we had a lower duration -- or interest rate sensitivity -- than our peers, which cost us relative performance given that rates declined sharply. (Keep in mind, a drop in rates indicates a rise in prices). We have since brought our duration in line with our peers by adding a position in longer-term Treasuries. The goal of this move was to

    The unmanaged MSCI EAFE Index comprises 21 MSCI country indices, representing the developed markets outside of North America: Europe, Australasia and the Far East. It aims to include in its international indices 85% of the free float-adjusted market capitalization in each industry group, within each country. The unmanaged MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. o The unmanaged Barclays U.S. Aggregate Bond Index reflects the movements of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

    As interest rates rise, existing bond prices fall. o Commercial mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

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4  | USAA CORNERSTONE STRATEGY FUND

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    reduce the negative impact that a further drop in rates could have on the
    Fund in the event of a "shock" in Europe or elsewhere. Second, our weighting in commercial mortgage-backed securities (CMBS), which lagged the bond market as a whole, negatively affected performance.

    Although the fixed-income portfolio underperformed in the short term, we believe our approach -- which features an emphasis on higher-yielding, but fundamentally strong issues, in the investment-grade corporate bonds and CMBS sectors-has added value over time.

o HOW DID THE DOMESTIC EQUITY PORTION OF THE FUND THAT IS MANAGED BY USAA PERFORM DURING THE PAST 12 MONTHS?

    As of October 1, 2011, Credit Suisse Asset Management, LLC was no longer a subadviser to the Fund. The Manager has assumed portfolio management responsibility for the domestic stock portfolio. The domestic equity portion slightly underperformed during the reporting period. In this portion of the Fund, we seek to invest in companies exhibiting strong earnings growth, attractive valuations, and quality characteristics such as strong balance sheets, consistent profitability, and favorable growth prospects. We believe this approach is the most effective way to generate long-term outperformance.

o HOW IS THE FUND ALLOCATED AMONG THE VARIOUS ASSET CLASSES, AND HOW DID THIS AFFECT PERFORMANCE?

    We continue to favor U.S. large-cap stocks with strong balance sheets and the ability to perform well in a slower-growth environment. However, we are beginning to see more attractive relative valuations in certain segments of the non-U.S. developed equity markets. We, therefore, made a slight increase in our allocation to the asset class, but we

    Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    remain underweight overall due to our ongoing caution regarding Europe. We continue to hold a positive view on the emerging markets, which offer stronger economic growth and lower valuations than their developed market counterparts, but we believe the potential for near-term uncertainty remains elevated.

    During the past 12 months, our allocation had a negative impact on Fund returns. Our overweights in emerging market equities and precious metals equities were large detractors from performance, as these two asset classes performed poorly in the one-year period. This shortfall was mitigated to some extent by our underweights in U.S. small-cap stocks and non-U.S. developed market equities.

o WHAT FACTORS INFLUENCED PERFORMANCE IN THE PORTION OF THE FUND COMPOSED OF NON-U.S. DEVELOPED MARKET STOCKS?

    This portion of the portfolio slightly outperformed the MSCI EAFE Index. This portion of the Fund added the most value through stock selection within Europe in general, and in the region's financial sector in particular. The multi-factor strategy used to pick stocks for the Fund, generated positive performance from its growth and quality factors, while its value exposure lagged.

o WHAT HELPED AND HURT PERFORMANCE IN THE PORTION OF THE FUND'S GLOBAL STOCK PORTFOLIO?

    This portion of the Fund underperformed the MSCI World benchmark during the past year. The portfolio's emerging markets exposure was the largest factor in its underperformance. We held modest weighting in the emerging markets, which significantly underperformed the developed markets. This was somewhat offset by the benefit of being underweight in continental Europe, especially within the banking sector. A modest underweight to U.S. stocks detracted from performance given that they fared better than other regions.

    The MSCI World Index is designed to measure the equity market performance of developed markets and contains 24 developed market country indices.

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6  | USAA CORNERSTONE STRATEGY FUND

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    Stock selection had a neutral impact on this portion of the Fund's return.
    We added the most value in U.S. consumer discretionary stocks, Continental European and U.K. financials, and the Japanese materials sector. Stock selection in the United States -- especially in consumer staples, information technology, and financial sectors -- was the largest detractor from performance.

o   WHAT WAS THE IMPACT OF THE FUND'S HEDGING STRATEGY?

    Our hedging strategy -- which seeks to manage the risk of stock market volatility -- detracted from returns during the period. The cost of hedging was elevated during the past year, which more than offset any benefit to return. We continue to view our hedging strategy as a crucial component of our longer-term approach.

o   WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?

    We remain cautious in our outlook. On one hand, the financial markets are supported by the ample liquidity provided by the world's central banks. Absolute yields on government bonds remain low, which is fueling continued demand for higher-risk investments, and valuations remain attractive.

    On the other hand, however, there is still a great deal of uncertainty about the outlook for Europe and the likely direction of fiscal policy here in the United States. The even larger question is whether the U.S. economy can continue to produce enough growth to offset the slowdown in Europe and China. An important challenge for investors is that the outlook is heavily dependent on government policy rather than factors that lend themselves to traditional analysis, such as economic data or individual company fundamentals. As a result, we believe volatility is likely to remain high in the near term.

    With this as the backdrop, we will look to mitigate the continued uncertainty through our steady, long-term approach and emphasis on diversification and valuation.

    Diversification does not guarantee a profit or prevent a loss.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA CORNERSTONE STRATEGY FUND (Ticker Symbol: USCRX)


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                                      5/31/12                        5/31/11
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Net Assets                       $2,030.8 Million               $2,294.2 Million
Net Asset Value Per Share              $21.48                         $24.05


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/12
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   1 Year                             5 Years                        10 Years

   -7.96%                              -0.52%                          4.61%


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                          EXPENSE RATIO AS OF 5/31/11*
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                                      1.37%


              *(Includes acquired fund fees and expenses of 0.10%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENT THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUNDS' PROSPECTUS DATED JUNE 8, 2012, AND ARE CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. USAA ASSET MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH OCTOBER 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES SO THAT THE TOTAL EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.28% OF THE FUNDS' AVERAGE NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER OCTOBER 1, 2012. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA CORNERSTONE STRATEGY FUND

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                LIPPER GLOBAL FLEXIBLE     USAA CORNERSTONE      S&P 500 REINVESTED
                     FUNDS INDEX            STRATEGY FUND              INDEX
05/31/02             $10,000.00               $10,000.00             $10,000.00
06/30/02               9,623.40                 9,643.61               9,287.71
07/31/02               9,053.74                 9,096.31               8,563.88
08/31/02               9,098.79                 9,168.43               8,619.91
09/30/02               8,539.10                 8,646.58               7,683.10
10/31/02               8,898.60                 8,964.79               8,359.34
11/30/02               9,255.71                 9,338.14               8,851.36
12/31/02               9,020.29                 9,100.50               8,331.36
01/31/03               8,877.30                 8,846.25               8,113.11
02/28/03               8,784.43                 8,723.50               7,991.38
03/31/03               8,775.11                 8,719.12               8,068.97
04/30/03               9,285.40                 9,271.46               8,733.62
05/31/03               9,782.26                 9,740.52               9,193.77
06/30/03               9,900.55                 9,880.79               9,311.05
07/31/03               9,977.87                 9,955.32               9,475.22
08/31/03              10,188.50                10,165.73               9,660.01
09/30/03              10,344.28                10,170.12               9,557.42
10/31/03              10,740.04                10,639.17              10,098.09
11/30/03              10,912.33                10,805.75              10,186.93
12/31/03              11,277.87                11,258.36              10,721.18
01/31/04              11,532.84                11,399.81              10,917.97
02/29/04              11,694.99                11,603.14              11,069.72
03/31/04              11,747.56                11,505.90              10,902.72
04/30/04              11,408.78                11,306.99              10,731.56
05/31/04              11,461.52                11,404.23              10,878.83
06/30/04              11,621.22                11,629.66              11,090.37
07/31/04              11,325.01                11,289.30              10,723.31
08/31/04              11,369.48                11,293.72              10,766.69
09/30/04              11,642.56                11,492.64              10,883.30
10/31/04              11,856.09                11,660.61              11,049.57
11/30/04              12,405.02                12,142.41              11,496.65
12/31/04              12,758.15                12,553.98              11,887.86
01/31/05              12,531.67                12,342.32              11,598.10
02/28/05              12,825.77                12,633.95              11,842.17
03/31/05              12,587.08                12,417.58              11,632.47
04/30/05              12,455.28                12,229.43              11,411.85
05/31/05              12,693.97                12,478.73              11,774.96
06/30/05              12,832.37                12,521.06              11,791.67
07/31/05              13,138.33                12,887.94              12,230.19
08/31/05              13,213.85                12,977.31              12,118.60
09/30/05              13,456.84                13,057.27              12,216.75
10/31/05              13,199.18                12,770.35              12,013.09
11/30/05              13,524.57                13,043.16              12,467.45
12/31/05              13,882.20                13,248.10              12,471.72
01/31/06              14,445.05                13,601.18              12,802.01
02/28/06              14,434.33                13,570.48              12,836.75
03/31/06              14,635.56                13,744.46              12,996.54
04/30/06              14,943.56                13,995.19              13,171.05
05/31/06              14,573.80                13,560.24              12,791.97
06/30/06              14,461.39                13,580.71              12,809.31
07/31/06              14,475.14                13,693.29              12,888.33
08/31/06              14,783.62                14,000.31              13,194.98
09/30/06              14,958.86                14,118.00              13,535.02
10/31/06              15,295.73                14,486.43              13,976.07
11/30/06              15,661.16                14,854.86              14,241.84
12/31/06              15,827.90                15,078.23              14,441.61
01/31/07              15,972.33                15,264.73              14,660.02
02/28/07              15,894.80                15,208.21              14,373.29
03/31/07              16,022.09                15,377.76              14,534.05
04/30/07              16,412.46                15,779.01              15,177.84
05/31/07              16,747.65                16,112.45              15,707.47
06/30/07              16,717.12                15,959.86              15,446.52
07/31/07              16,637.98                15,682.94              14,967.60
08/31/07              16,579.79                15,688.59              15,191.97
09/30/07              17,166.42                16,304.60              15,760.13
10/31/07              17,562.13                16,756.72              16,010.83
11/30/07              17,063.81                16,084.20              15,341.47
12/31/07              16,893.73                15,987.35              15,235.03
01/31/08              16,297.58                15,203.21              14,321.21
02/29/08              16,243.11                15,086.56              13,855.98
03/31/08              16,157.30                14,846.79              13,796.15
04/30/08              16,668.88                15,326.34              14,468.06
05/31/08              16,840.04                15,663.33              14,655.46
06/30/08              15,936.94                14,769.02              13,419.95
07/31/08              15,615.97                14,445.00              13,307.14
08/31/08              15,477.11                14,250.58              13,499.63
09/30/08              14,032.63                12,863.76              12,296.71
10/31/08              11,820.21                10,692.80              10,231.50
11/30/08              11,164.11                10,083.63               9,497.35
12/31/08              11,425.13                10,477.26               9,598.40
01/31/09              10,788.21                 9,787.27               8,789.39
02/28/09              10,016.61                 9,043.67               7,853.51
03/31/09              10,590.58                 9,539.40               8,541.44
04/30/09              11,384.56                10,410.27               9,358.94
05/31/09              12,273.49                11,529.01               9,882.41
06/30/09              12,340.98                11,649.59               9,902.01
07/31/09              13,143.72                12,346.29              10,650.98
08/31/09              13,585.72                12,734.83              11,035.52
09/30/09              14,050.35                13,404.73              11,447.31
10/31/09              13,843.25                13,424.83              11,234.66
11/30/09              14,317.29                13,846.87              11,908.55
12/31/09              14,512.57                14,108.22              12,138.57
01/31/10              14,231.19                13,921.86              11,701.90
02/28/10              14,438.08                14,135.83              12,064.39
03/31/10              15,082.30                14,729.42              12,792.42
04/30/10              15,253.56                14,867.47              12,994.38
05/31/10              14,353.05                14,094.42              11,956.77
06/30/10              14,114.90                13,811.42              11,330.85
07/31/10              14,773.07                14,487.85              12,124.72
08/31/10              14,495.82                14,260.07              11,577.36
09/30/10              15,273.72                15,164.27              12,610.58
10/31/10              15,784.24                15,550.79              13,090.40
11/30/10              15,589.30                15,426.55              13,092.08
12/31/10              16,242.96                16,032.16              13,967.04
01/31/11              16,287.38                16,138.52              14,298.09
02/28/11              16,678.74                16,585.24              14,787.93
03/31/11              16,783.51                16,741.24              14,793.81
04/30/11              17,331.09                17,237.59              15,231.93
05/31/11              17,101.79                17,053.23              15,059.51
06/30/11              16,808.32                16,790.87              14,808.48
07/31/11              16,741.89                16,684.51              14,507.36
08/31/11              15,975.45                15,805.26              13,719.29
09/30/11              14,876.94                14,826.74              12,754.84
10/31/11              15,714.59                15,606.72              14,148.86
11/30/11              15,597.36                15,542.90              14,117.59
12/31/11              15,480.43                15,418.11              14,262.00
01/31/12              16,129.36                16,002.68              14,901.16
02/29/12              16,651.56                16,411.88              15,545.51
03/31/12              16,765.59                16,455.72              16,057.10
04/30/12              16,642.09                16,404.57              15,956.31
05/31/12              15,768.62                15,695.79              14,997.33

                                   [END CHART]

                          Data from 5/31/02 to 5/31/12.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the following benchmarks:

o The unmanaged Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

TOP 3 HOLDINGS BY SECTOR* -- 5/31/2012
(% of Net Assets)

--------------------------------------------------------------------------------

INERNATIONAL EQUITY SECURITIES
    Vanguard MSCI Emerging Markets ETF**                                 5.6%
    iShares MSCI EAFE Index Fund**                                       2.8%
    Swiss Re Capital I, LP, 6.85%, redeemable, perpetual                 0.5%

BONDS
    U.S. Treasury Bond, 3.00%, 5/15/2042                                 2.1%
    U.S. Treasury Note, 1.75%, 5/15/2022                                 2.0%
    Glen Meadow                                                          0.5%

U.S. EQUITY SECURITIES
    SPDR S&P 500 ETF Trust**                                             5.0%
    iShares Russell 2000 Index**                                         1.7%
    Apple, Inc.                                                          1.3%

OTHER ALTERNATIVE INVESTMENT STRATEGIES
    PIMCO Commodity Real Return Strategy Fund                            0.8%

PRECIOUS METALS AND MINERALS SECURITIES
    Yamana Gold, Inc.                                                    0.2%
    Agnico-Eagle Mines Ltd.                                              0.2%
    IAMGOLD Corp.                                                        0.2%

GLOBAL REAL ESTATE EQUITY SECURITIES
    Commonwealth REIT                                                    0.3%
    Link REIT                                                            0.0%***
    Tokyu Land Corp.                                                     0.0%***

  * Excludes money market instruments.
 ** Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be acceptable.
*** Represents less than 0.1%.

You will find a complete list of securities that the Fund owns on pages 15-38.

Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

10  | USAA CORNERSTONE STRATEGY FUND

================================================================================

                               TOP 10 INDUSTRIES*
                                 AS OF 5/31/2012
                                (% of Net Assets)

Commercial Mortgage-Backed Securities ....................................  9.5%
Property & Casualty Insurance ............................................  3.6%
Diversified Banks ........................................................  3.5%
Multi-Line Insurance .....................................................  3.2%
Gold .....................................................................  3.0%
Regional Banks ...........................................................  2.9%
Integrated Oil & Gas .....................................................  2.9%
Life & Health Insurance ..................................................  2.7%
Pharmaceuticals ..........................................................  2.4%
Multi-Utilities ..........................................................  2.2%

* Excludes U.S. government and exchange-traded funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o  ASSET ALLOCATION -- 5/31/2012*  o

                         [PIE CHART OF ASSET ALLOCATION]

BONDS                                                                      34.4%
U.S. EQUITY SECURITIES                                                     33.9%
INTERNATIONAL EQUITY SECURITIES                                            21.1%
PRECIOUS METALS AND MINERALS SECURITIES                                     3.4%
OTHER ALTERNATIVE INVESTMENT STRATEGIES                                     0.8%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        0.5%
MONEY MARKET INSTRUMENTS                                                    4.9%

                                   [END CHART]

* Excludes futures and options.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA CORNERSTONE STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2012, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

19.94% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2012, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended May 31, 2012, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $33,433,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Strategy Fund at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 19, 2012

================================================================================

14  | USAA CORNERSTONE STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2012

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
U.S. EQUITY SECURITIES (33.9%)

COMMON STOCKS (25.7%)

CONSUMER DISCRETIONARY (2.6%)
-----------------------------
ADVERTISING (0.2%)
   84,030    Omnicom Group, Inc.                                      $    4,007
                                                                      ----------
APPAREL RETAIL (0.4%)
   50,100    Gap, Inc.                                                     1,328
   68,200    Limited Brands, Inc.                                          3,025
   54,870    Ross Stores, Inc.                                             3,469
                                                                      ----------
                                                                           7,822
                                                                      ----------
APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
   48,340    Coach, Inc.                                                   3,261
                                                                      ----------
CABLE & SATELLITE (0.5%)
  268,890    Comcast Corp. "A"                                             7,774
   30,400    DIRECTV "A"*                                                  1,351
   23,800    Time Warner Cable, Inc.                                       1,794
                                                                      ----------
                                                                          10,919
                                                                      ----------
CASINOS & GAMING (0.1%)
   20,000    Wynn Resorts Ltd.                                             2,061
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL (0.0%)
   32,900    Best Buy Co., Inc.                                              616
                                                                      ----------
DEPARTMENT STORES (0.1%)
   38,100    Macy's, Inc.                                                  1,450
                                                                      ----------
HOME IMPROVEMENT RETAIL (0.0%)
   19,400    Home Depot, Inc.                                                957
                                                                      ----------
HOMEFURNISHING RETAIL (0.2%)
   60,740    Bed Bath & Beyond, Inc.*                                      4,389
                                                                      ----------
INTERNET RETAIL (0.1%)
    1,740    Priceline.com, Inc.*                                          1,088
                                                                      ----------
MOVIES & ENTERTAINMENT (0.4%)
  154,700    Walt Disney Co.                                               7,071
                                                                      ----------
RESTAURANTS (0.2%)
   54,400    Brinker International, Inc.                                   1,757
   34,740    McDonald's Corp.                                              3,104
                                                                      ----------
                                                                           4,861
                                                                      ----------
SPECIALTY STORES (0.2%)
   57,540    PetSmart, Inc.                                                3,708
                                                                      ----------
             Total Consumer Discretionary                                 52,210
                                                                      ----------
CONSUMER STAPLES (3.3%)
-----------------------
AGRICULTURAL PRODUCTS (0.0%)
   28,400    Archer-Daniels-Midland Co.                                      905
                                                                      ----------
BREWERS (0.0%)
   15,000    Molson Coors Brewing Co. "B"                                    577
                                                                      ----------
DISTILLERS & VINTNERS (0.1%)
   88,100    Constellation Brands, Inc. "A"*                               1,700
                                                                      ----------
DRUG RETAIL (0.4%)
  173,480    CVS Caremark Corp.                                            7,796
                                                                      ----------
FOOD RETAIL (0.1%)
   43,900    Kroger Co.                                                      966
   80,700    Safeway, Inc.                                                 1,535
                                                                      ----------
                                                                           2,501
                                                                      ----------
HOUSEHOLD PRODUCTS (0.4%)
   81,090    Colgate-Palmolive Co.                                         7,971
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.6%)
   64,200    Costco Wholesale Corp.                                        5,546
   96,900    Wal-Mart Stores, Inc.                                         6,378
                                                                      ----------
                                                                          11,924
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
PACKAGED FOODS & MEAT (0.6%)
   12,500    Kellogg Co.                                              $      610
  208,540    Kraft Foods, Inc. "A"                                         7,981
   59,500    Smithfield Foods, Inc.*                                       1,170
   67,700    Tyson Foods, Inc. "A"                                         1,311
                                                                      ----------
                                                                          11,072
                                                                      ----------
SOFT DRINKS (0.5%)
  151,930    PepsiCo, Inc.                                                10,309
                                                                      ----------
TOBACCO (0.6%)
   33,920    Lorillard, Inc.                                               4,192
  100,650    Philip Morris International, Inc.                             8,506
                                                                      ----------
                                                                          12,698
                                                                      ----------
             Total Consumer Staples                                       67,453
                                                                      ----------
ENERGY (2.8%)
-------------
INTEGRATED OIL & GAS (1.8%)
  157,597    Chevron Corp.                                                15,493
  194,940    Exxon Mobil Corp.(a)                                         15,328
   24,300    Murphy Oil Corp.                                              1,133
   58,300    Occidental Petroleum Corp.                                    4,621
                                                                      ----------
                                                                          36,575
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES (0.4%)
  113,650    Halliburton Co.                                               3,417
   63,750    National-Oilwell Varco, Inc.                                  4,255
                                                                      ----------
                                                                           7,672
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION (0.4%)
   50,670    Apache Corp.                                                  4,123
   22,960    ConocoPhillips(a)                                             1,198
   31,700    Marathon Oil Corp.                                              790
   69,000    Southwestern Energy Co.*                                      1,934
                                                                      ----------
                                                                           8,045
                                                                      ----------
OIL & GAS REFINING & MARKETING (0.1%)
   15,900    Marathon Petroleum Corp.                                        574
   11,480    Phillips 66 Co.*                                                345
   83,800    Valero Energy Corp.                                           1,768
                                                                      ----------
                                                                           2,687
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
   92,750    Spectra Energy Corp.                                          2,663
                                                                      ----------
             Total Energy                                                 57,642
                                                                      ----------
FINANCIALS (3.2%)
-----------------
CONSUMER FINANCE (0.6%)
   76,020    American Express Co.                                          4,244
  102,470    Capital One Financial Corp.                                   5,264
   63,800    Discover Financial Services                                   2,112
                                                                      ----------
                                                                          11,620
                                                                      ----------
DIVERSIFIED BANKS (0.7%)
   64,300    U.S. Bancorp                                                  2,000
  410,720    Wells Fargo & Co.                                            13,164
                                                                      ----------
                                                                          15,164
                                                                      ----------
LIFE & HEALTH INSURANCE (0.7%)
   27,373    AFLAC, Inc.                                                   1,097
  229,480    MetLife, Inc.                                                 6,703
  184,300    Principal Financial Group, Inc.                               4,527
   25,900    Prudential Financial, Inc.                                    1,203
                                                                      ----------
                                                                          13,530
                                                                      ----------
MULTI-LINE INSURANCE (0.1%)
   37,300    Assurant, Inc.                                                1,245
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
  118,200    Citigroup, Inc.                                               3,133
  118,300    JPMorgan Chase & Co.                                          3,922
                                                                      ----------
                                                                           7,055
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.4%)
   56,720    Berkshire Hathaway, Inc. "B"*                                 4,501
   51,350    Travelers Companies, Inc.                                     3,209
                                                                      ----------
                                                                           7,710
                                                                      ----------
REGIONAL BANKS (0.2%)
   69,900    BB&T Corp.                                                    2,112
   60,600    CIT Group, Inc.*                                              2,072
                                                                      ----------
                                                                           4,184
                                                                      ----------

================================================================================

16  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
REINSURANCE (0.1%)
   20,700    Reinsurance Group of America, Inc. "A"                   $    1,039
                                                                      ----------
SPECIALIZED FINANCE (0.1%)
   17,100    Intercontinental Exchange, Inc.*                              2,094
   55,700    NASDAQ OMX Group, Inc.*                                       1,219
                                                                      ----------
                                                                           3,313
                                                                      ----------
             Total Financials                                             64,860
                                                                      ----------
HEALTH CARE (3.7%)
------------------
BIOTECHNOLOGY (0.2%)
   15,000    Celgene Corp.*                                                1,024
   40,200    Myriad Genetics, Inc.*                                          970
   28,100    United Therapeutics Corp.*                                    1,243
                                                                      ----------
                                                                           3,237
                                                                      ----------
HEALTH CARE DISTRIBUTORS (0.3%)
   51,100    AmerisourceBergen Corp.                                       1,890
   57,100    Cardinal Health, Inc.                                         2,363
   21,300    McKesson Corp.                                                1,859
                                                                      ----------
                                                                           6,112
                                                                      ----------
HEALTH CARE EQUIPMENT (0.2%)
   47,561    C.R. Bard, Inc.                                               4,622
                                                                      ----------
HEALTH CARE FACILITIES (0.1%)
   57,600    Community Health Systems, Inc.*                               1,268
   33,700    LifePoint Hospitals, Inc.*                                    1,241
                                                                      ----------
                                                                           2,509
                                                                      ----------
HEALTH CARE SERVICES (0.4%)
  112,165    Express Scripts, Inc.*                                        5,854
   58,220    Quest Diagnostics, Inc.                                       3,313
                                                                      ----------
                                                                           9,167
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES (0.2%)
   47,200    PerkinElmer, Inc.                                             1,255
   40,809    Thermo Fisher Scientific, Inc.                                2,060
                                                                      ----------
                                                                           3,315
                                                                      ----------
MANAGED HEALTH CARE (0.5%)
   32,000    Aetna, Inc.                                                   1,309
   30,500    CIGNA Corp.                                                   1,339
  138,434    UnitedHealth Group, Inc.(a)                                   7,720
                                                                      ----------
                                                                          10,368
                                                                      ----------
PHARMACEUTICALS (1.8%)
  105,140    Abbott Laboratories                                           6,497
   41,835    Endo Pharmaceuticals Holdings, Inc.*                          1,360
  152,490    Johnson & Johnson                                             9,520
  233,100    Merck & Co., Inc.(a)                                          8,760
  448,200    Pfizer, Inc.                                                  9,802
                                                                      ----------
                                                                          35,939
                                                                      ----------
             Total Health Care                                            75,269
                                                                      ----------
INDUSTRIALS (2.9%)
------------------
AEROSPACE & DEFENSE (0.6%)
   18,100    Boeing Co.                                                    1,260
   12,600    Lockheed Martin Corp.                                         1,043
   24,500    Raytheon Co.                                                  1,233
   17,200    TransDigm Group, Inc.*                                        2,116
   81,640    United Technologies Corp.                                     6,050
                                                                      ----------
                                                                          11,702
                                                                      ----------
AIR FREIGHT & LOGISTICS (0.4%)
   99,490    United Parcel Service, Inc. "B"                               7,456
                                                                      ----------
AIRLINES (0.1%)
   26,600    Alaska Air Group, Inc.*                                         912
  178,900    Delta Air Lines, Inc.*                                        2,165
                                                                      ----------
                                                                           3,077
                                                                      ----------
CONSTRUCTION & ENGINEERING (0.1%)
   47,400    Shaw Group, Inc.*                                             1,204
                                                                      ----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
   69,120    Caterpillar, Inc.                                             6,056
    9,400    Cummins, Inc.                                                   911
   49,200    Wabtec Corp.                                                  3,573
                                                                      ----------
                                                                          10,540
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
   43,700    AMETEK, Inc.                                             $    2,216
                                                                      ----------
INDUSTRIAL CONGLOMERATES (0.6%)
  123,960    Danaher Corp.                                                 6,442
  296,560    General Electric Co.                                          5,661
                                                                      ----------
                                                                          12,103
                                                                      ----------
INDUSTRIAL MACHINERY (0.3%)
   20,100    Eaton Corp.                                                     857
   16,500    Parker-Hannifin Corp.                                         1,349
   61,020    Stanley Black & Decker, Inc.                                  4,043
   25,200    Timken Co.                                                    1,202
                                                                      ----------
                                                                           7,451
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
   30,700    WESCO International, Inc.*                                    1,826
                                                                      ----------
TRUCKING (0.1%)
   29,500    Ryder System, Inc.                                            1,275
                                                                      ----------
             Total Industrials                                            58,850
                                                                      ----------
INFORMATION TECHNOLOGY (5.7%)
-----------------------------
APPLICATION SOFTWARE (0.2%)
   75,400    Intuit, Inc.                                                  4,240
                                                                      ----------
COMMUNICATIONS EQUIPMENT (0.6%)
  526,880    Cisco Systems, Inc.(a)                                        8,604
   87,700    Motorola Solutions, Inc.                                      4,217
                                                                      ----------
                                                                          12,821
                                                                      ----------
COMPUTER HARDWARE (1.4%)
   44,196    Apple, Inc.*                                                 25,533
   99,071    Dell, Inc.*(a)                                                1,222
   70,256    Hewlett-Packard Co.(a)                                        1,593
                                                                      ----------
                                                                          28,348
                                                                      ----------
COMPUTER STORAGE & PERIPHERALS (0.3%)
  252,400    EMC Corp.*                                                    6,020
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
   61,820    Automatic Data Processing, Inc.                               3,224
                                                                      ----------
ELECTRONIC MANUFACTURING SERVICES (0.0%)
   28,600    Jabil Circuit, Inc.                                             547
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.3%)
   11,780    Google, Inc. "A"*                                             6,843
                                                                      ----------
IT CONSULTING & OTHER SERVICES (0.4%)
   38,010    International Business Machines Corp.                         7,332
                                                                      ----------
SEMICONDUCTOR EQUIPMENT (0.1%)
  101,200    Applied Materials, Inc.                                       1,045
                                                                      ----------
SEMICONDUCTORS (0.9%)
  396,370    Intel Corp.                                                  10,242
  177,620    Texas Instruments, Inc.                                       5,059
   93,320    Xilinx, Inc.                                                  2,983
                                                                      ----------
                                                                          18,284
                                                                      ----------
SYSTEMS SOFTWARE (1.3%)
   26,600    BMC Software, Inc.*                                           1,126
  670,869    Microsoft Corp.(a)                                           19,582
  161,650    Oracle Corp.                                                  4,279
   84,900    Symantec Corp.*                                               1,260
                                                                      ----------
                                                                          26,247
                                                                      ----------
             Total Information Technology                                114,951
                                                                      ----------
MATERIALS (0.8%)
----------------
DIVERSIFIED CHEMICALS (0.4%)
   65,450    PPG Industries, Inc.                                          6,770
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
   18,230    CF Industries Holdings, Inc.                                  3,117
   58,460    Monsanto Co.                                                  4,513
                                                                      ----------
                                                                           7,630
                                                                      ----------
STEEL (0.0%)
   61,100    Steel Dynamics, Inc.                                            644
                                                                      ----------
             Total Materials                                              15,044
                                                                      ----------
TELECOMMUNICATION SERVICES (0.4%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
  225,500    AT&T, Inc.                                                    7,705
                                                                      ----------
UTILITIES (0.3%)
----------------
ELECTRIC UTILITIES (0.1%)
   31,500    American Electric Power Co., Inc.                             1,213
                                                                      ----------

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18  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    MARKET
$(000)/                                                                    VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
MULTI-UTILITIES (0.2%)
  188,368    CMS Energy Corp.                                         $    4,389
   22,800    DTE Energy Co.                                                1,296
                                                                      ----------
                                                                           5,685
                                                                      ----------
             Total Utilities                                               6,898
                                                                      ----------
             Total Common Stocks (cost: $482,007)                        520,882
                                                                      ----------

PREFERRED SECURITIES (1.5%)

CONSUMER STAPLES (0.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.4%)
   80,000    Dairy Farmers of America, Inc., 7.88%,
               cumulative redeemable, perpetual(b)                         8,125
                                                                      ----------
FINANCIALS (0.8%)
-----------------
LIFE & HEALTH INSURANCE (0.4%)
  309,268    Delphi Financial Group, Inc., 7.38%, perpetual                7,761
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
       70    International Lease Finance Corp., 0.39%,
               perpetual(c)                                                4,270
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.0%)
   $3,000    Security Capital Assurance Ltd., 6.88%,
               perpetual*(c)                                                   -
                                                                      ----------
REGIONAL BANKS (0.2%)
       10    CoBank, ACB, 7.81%, perpetual(b)                                519
      160    Susquehanna Capital I, 9.38%, 12/12/2067,
               Capital Securities, cumulative redeemable                   4,243
                                                                      ----------
                                                                           4,762
                                                                      ----------
             Total Financials                                             16,793
                                                                      ----------

INDUSTRIALS (0.3%)
------------------
OFFICE SERVICES & SUPPLIES (0.3%)
    7,000    Pitney Bowes International Holdings, Series F, 6.13%,
               cumulative redeemable, perpetual(b)                         6,528
                                                                      ----------
             Total Preferred Securities (cost: $33,321)                   31,446
                                                                      ----------

INVESTMENT COMPANIES (6.7%)
  450,000    iShares Russell 2000 Index ETF                               34,245
  776,530    SPDR S&P 500 ETF Trust                                      102,106
                                                                      ----------
             Total Investment Companies (cost: $122,946)                 136,351
                                                                      ----------
             Total U.S. Equity Securities (cost: $638,274)               688,679
                                                                      ----------
INTERNATIONAL EQUITY SECURITIES (21.1%)

COMMON STOCKS (11.7%)

CONSUMER DISCRETIONARY (1.6%)
-----------------------------
ADVERTISING (0.0%)
    7,280    Hakuhodo Dy Holdings, Inc.                                      456
    7,456    Publicis Groupe S.A.                                            345
                                                                      ----------
                                                                             801
                                                                      ----------
APPAREL RETAIL (0.2%)
  174,870    Mr. Price Group Ltd.                                          2,146
    6,500    Shimamura Co. Ltd.                                              738
                                                                      ----------
                                                                           2,884
                                                                      ----------
APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
   80,200    Adidas AG ADR                                                 3,002
    2,052    Christian Dior S.A.                                             268

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
     8,513   Compagnie Financiere Richemont S.A.                      $      485
     1,036   LVMH Moet Hennessy - Louis Vuitton S.A.                         153
       834   Swatch Group Ltd.                                                55
                                                                      ----------
                                                                           3,963
                                                                      ----------
AUTO PARTS & EQUIPMENT (0.0%)
     3,565   Continental AG                                                  297
    15,900   Toyoda Gosei Co. Ltd.                                           309
                                                                      ----------
                                                                             606
                                                                      ----------
AUTOMOBILE MANUFACTURERS (0.5%)
     4,923   Bayerische Motoren Werke AG                                     372
    23,000   Daihatsu Motor Co., Ltd.                                        396
    42,568   Daimler AG                                                    1,970
    81,352   Fiat S.p.A.*                                                    382
    33,000   Fuji Heavy Industries Ltd.                                      254
       800   Honda Motor Co. Ltd.                                             26
     7,442   Hyundai Motor Co. Ltd.                                        1,539
    51,000   Isuzu Motors Ltd.                                               273
    35,230   KIA Motors Corp.                                              2,394
   129,400   Nissan Motor Co. Ltd.                                         1,252
    31,800   Suzuki Motor Corp.                                              662
    13,800   Toyota Motor Corp.                                              535
       406   Volkswagen AG                                                    61
                                                                      ----------
                                                                          10,116
                                                                      ----------
BROADCASTING (0.1%)
 2,540,217   ITV plc                                                       2,854
                                                                      ----------
CABLE & SATELLITE (0.0%)
     5,093   British Sky Broadcasting Group plc                               54
                                                                      ----------
CASINOS & GAMING (0.2%)
   192,000   Galaxy Entertainment Group Ltd.*                                474
   516,100   Genting Berhad                                                1,627
   250,400   Sands China Ltd.                                                855
    28,000   SJM Holdings Ltd.                                                50
    54,751   TABCORP Holdings Ltd.                                           155
    84,000   Wynn Macau Ltd.                                                 204
                                                                      ----------
                                                                           3,365
                                                                      ----------
CONSUMER ELECTRONICS (0.0%)
     7,800   Sony Corp.                                                      104
                                                                      ----------
DEPARTMENT STORES (0.1%)
   159,500   Lifestyle International Holdings, Ltd.                          347
    20,477   Next plc                                                        956
   224,079   Woolworths Holdings Ltd.                                      1,287
                                                                      ----------
                                                                           2,590
                                                                      ----------
DISTRIBUTORS (0.0%)
     3,000   Jardine Cycle & Carriage Ltd.                                    98
                                                                      ----------
HOMEBUILDING (0.0%)
     5,000   Sekisui House Ltd.                                               42
                                                                      ----------
LEISURE PRODUCTS (0.1%)
    59,300   Namco Bandai Holdings, Inc.                                     722
     2,500   Shimano, Inc.                                                   152
                                                                      ----------
                                                                             874
                                                                      ----------
PHOTOGRAPHIC PRODUCTS (0.1%)
    89,000   Nikon Corp.                                                   2,481
                                                                      ----------
RESTAURANTS (0.0%)
     1,700   McDonald's Holdings Co.                                          50
                                                                      ----------
TIRES & RUBBER (0.1%)
     5,323   Compagnie Generale des Establissements Michelin                 311
    22,482   Nokian Renkaat Oyj                                              842
     1,109   Pirelli & Co. S.p.A.                                             11
                                                                      ----------
                                                                           1,164
                                                                      ----------
             Total Consumer Discretionary                                 32,046
                                                                      ----------
CONSUMER STAPLES (1.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.0%)
 1,300,000   Golden Agri-Resources Ltd.                                      656
                                                                      ----------
BREWERS (0.1%)
    34,652   Heineken Holding N.V.                                         1,403
     6,307   Heineken N.V.                                                   300

================================================================================

20  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
   20,221    InBev N.V.                                               $    1,369
    3,713    SABMiller plc                                                   137
                                                                      ----------
                                                                           3,209
                                                                      ----------
DISTILLERS & VINTNERS (0.1%)
   58,953    Diageo plc                                                    1,406
                                                                      ----------
FOOD DISTRIBUTORS (0.0%)
   15,390    Metcash Ltd.                                                     57
   12,797    Spar Group Ltd.                                                 166
                                                                      ----------
                                                                             223
                                                                      ----------
FOOD RETAIL (0.4%)
   18,600    Alimentation Couche-Tard, Inc.                                  736
    2,087    Delhaize Group                                                   76
   50,600    FamilyMart Co.                                                2,299
   13,993    J Sainsbury plc                                                  62
  223,727    Koninklijke Ahold N.V.                                        2,628
   20,600    Seven & I Holdings Co. Ltd.                                     620
   67,777    Tesco plc                                                       316
  118,387    William Morrison Supermarket plc                                504
   10,624    Woolworths Ltd.                                                 274
                                                                      ----------
                                                                           7,515
                                                                      ----------
HOUSEHOLD PRODUCTS (0.0%)
      728    Henkel AG & Co.                                                  40
    9,748    Reckitt Benckiser Group plc                                     517
                                                                      ----------
                                                                             557
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.1%)
   43,400    Aeon Co. Ltd.                                                   526
  297,504    Distribuidora Internacional*                                  1,303
    2,223    Wesfarmers Ltd.                                                  63
                                                                      ----------
                                                                           1,892
                                                                      ----------
PACKAGED FOODS & MEAT (0.5%)
    4,304    Associated British Foods plc                                     79
   29,409    DANONE S.A.                                                   1,887
   37,218    Nestle S.A.                                                   2,109
   70,237    Suedzucker AG                                                 2,135
   26,620    Tate & Lyle plc                                                 276
   21,106    Unilever N.V.                                                   664
   64,950    Unilever N.V.                                                 2,037
    7,349    Unilever plc                                                    231
                                                                      ----------
                                                                           9,418
                                                                      ----------
TOBACCO (0.2%)
   36,305    British American Tobacco plc                                  1,711
   61,497    Imperial Tobacco Group plc                                    2,220
       87    Japan Tobacco, Inc.                                             485
                                                                      ----------
                                                                           4,416
                                                                      ----------
             Total Consumer Staples                                       29,292
                                                                      ----------
ENERGY (1.1%)
-------------
COAL & CONSUMABLE FUELS (0.1%)
  161,500    China Shenhua Energy Co. Ltd. "H"                               569
  440,000    Yanzhou Coal Mining Co. Ltd. "H"*                               744
                                                                      ----------
                                                                           1,313
                                                                      ----------
INTEGRATED OIL & GAS (0.9%)
   52,047    BG Group plc                                                    997
  553,519    BP plc                                                        3,369
  116,882    ENI S.p.A.                                                    2,254
   17,325    Lukoil OAO ADR*                                                 899
   10,789    Repsol YPF S.A.                                                 161
   59,459    Royal Dutch Shell plc "A"                                     1,843
   62,676    Royal Dutch Shell plc "A"                                     1,940
   51,860    Royal Dutch Shell plc "B"                                     1,661
   68,182    Statoil ASA                                                   1,538
   41,200    Suncor Energy, Inc.                                           1,118
   37,587    Total S.A.                                                    1,616
                                                                      ----------
                                                                          17,396
                                                                      ----------
OIL & GAS DRILLING (0.0%)
   12,306    Seadrill Ltd.                                                   406
    4,647    Transocean Ltd.                                                 186
                                                                      ----------
                                                                             592
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES (0.0%)
    2,068    Petrofac Ltd.                                                    49
    5,818    Technip S.A.                                                    530
                                                                      ----------
                                                                             579
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING (0.1%)
    1,200    Idemitsu Kosan Co. Ltd.                                  $      109
  310,600    JX Holdings, Inc.                                             1,578
  101,000    TonenGeneral Sekiyu K.K.                                        920
                                                                      ----------
                                                                           2,607
                                                                      ----------
             Total Energy                                                 22,487
                                                                      ----------
FINANCIALS (2.6%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
  407,666    Aberdeen Asset Management plc                                 1,527
    9,002    Julius Baer Holding AG "B"*                                      94
                                                                      ----------
                                                                           1,621
                                                                      ----------
DIVERSIFIED BANKS (1.4%)
   22,000    Aozora Bank Ltd.                                                 47
   86,619    Australia and New Zealand Banking Group Ltd.                  1,763
  106,584    Banco Santander S.A.                                            566
  119,047    Bank Leumi Le-Israel                                            300
4,003,000    Bank of China Ltd. "H"*                                       1,532
   25,900    Bank of Montreal                                              1,385
   24,200    Bank of Nova Scotia                                           1,241
  340,859    Barclays plc                                                    926
   14,851    BNP Paribas S.A.                                                472
   79,500    BOC Hong Kong Holdings Ltd.                                     219
   11,600    Canadian Imperial Bank of Commerce                              809
2,367,000    China Construction Bank Corp. "H"                             1,650
   51,272    Commonwealth Bank of Australia                                2,467
   37,000    DBS Group Holdings Ltd.                                         380
  265,740    HSBC Holdings plc                                             2,087
2,316,000    Industrial and Commercial Bank of China Ltd. "H"              1,417
   71,418    Intesa Sanpaolo*                                                 75
  568,100    Mitsubishi UFJ Financial Group, Inc.                          2,465
   11,308    Mizrahi Tefahot Bank Ltd.*                                       90
  285,700    Mizuho Financial Group, Inc.                                    419
   81,890    National Australia Bank Ltd.                                  1,793
   19,700    National Bank of Canada                                       1,405
    2,232    Raiffeisen International Bank-Holding AG                         61
   78,375    Skandinaviska Enskilda Banken "A"                               434
   17,633    Standard Chartered plc                                          356
   47,800    Sumitomo Mitsui Financial Group, Inc.                         1,396
  383,000    Sumitomo Mitsui Trust Holdings, Inc.                            968
   14,471    Svenska Handelsbanken AB "A"                                    404
   49,907    Swedbank AB "A"                                                 709
   67,620    Westpac Banking Corp.                                         1,337
                                                                      ----------
                                                                          29,173
                                                                      ----------
DIVERSIFIED CAPITAL MARKETS (0.1%)
   18,534    Deutsche Bank AG                                                667
   32,955    UBS AG*                                                         371
                                                                      ----------
                                                                           1,038
                                                                      ----------
INVESTMENT BANKING & BROKERAGE (0.1%)
  229,657    ICAP plc                                                      1,205
                                                                      ----------
LIFE & HEALTH INSURANCE (0.1%)
   72,548    CNP Assurances*                                                 785
  487,010    Legal & General Group plc                                       828
  459,626    Old Mutual plc                                                1,010
   54,800    Old Mutual plc                                                  119
   18,350    Prudential plc                                                  192
   65,201    Standard Life plc                                               206
    1,410    Swiss Life Holding*                                             113
                                                                      ----------
                                                                           3,253
                                                                      ----------
MULTI-LINE INSURANCE (0.1%)
  126,736    Aviva plc                                                       511
   56,835    AXA S.A.                                                        638
    3,709    Zurich Financial Services AG*                                   758
                                                                      ----------
                                                                           1,907
                                                                      ----------

================================================================================

22  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
   16,140    ORIX Corp.                                               $    1,397
  102,536    Pohjola Bank plc "A"                                          1,067
                                                                      ----------
                                                                           2,464
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.2%)
   62,418    Admiral Group                                                 1,000
   11,800    Allied World Assurance Co.                                      908
   78,673    Insurance Australia Group Ltd.                                  255
1,232,000    PICC Property and Casualty Co. Ltd "H"                        1,368
   37,463    Royal & Sun Alliance Insurance Group                             57
                                                                      ----------
                                                                           3,588
                                                                      ----------
REAL ESTATE DEVELOPMENT (0.0%)
   20,000    Cheung Kong Holdings Ltd.                                       230
                                                                      ----------
REAL ESTATE OPERATING COMPANIES (0.0%)
   24,214    Immofinanz AG*                                                   69
                                                                      ----------
REGIONAL BANKS (0.1%)
  201,000    Gunma Bank Ltd.                                                 890
  129,000    Resona Holdings, Inc.                                           486
                                                                      ----------
                                                                           1,376
                                                                      ----------
REINSURANCE (0.2%)
   40,207    Hannover Rueckversicherungs                                   2,151
   16,327    Muenchener Rueckversicherungs-Gesellschaft AG                 2,024
   18,531    Swiss Re Ltd.*                                                1,068
                                                                      ----------
                                                                           5,243
                                                                      ----------
SPECIALIZED FINANCE (0.1%)
  100,770    London Stock Exchange Group plc                               1,553
                                                                      ----------
             Total Financials                                             52,720
                                                                      ----------
HEALTH CARE (0.7%)
------------------
HEALTH CARE DISTRIBUTORS (0.1%)
   37,500    Suzuken Co. Ltd.                                              1,167
                                                                      ----------
HEALTH CARE EQUIPMENT (0.0%)
    3,473    Getinge AB                                                       86
                                                                      ----------
HEALTH CARE FACILITIES (0.0%)
    4,906    Ramsay Health Care                                              103
                                                                      ----------
HEALTH CARE SUPPLIES (0.0%)
    4,770    Coloplast A/S "B"                                               820
                                                                      ----------
PHARMACEUTICALS (0.6%)
   64,876    AstraZeneca plc                                               2,618
   10,872    Bayer AG                                                        687
   81,786    GlaxoSmithKline plc                                           1,813
   36,150    Novartis AG                                                   1,878
    8,398    Novo Nordisk A/S                                              1,117
   19,411    Orion Oyj "B"                                                   338
   10,767    Roche Holding AG                                              1,680
   23,471    Sanofi-Aventis S.A.                                           1,596
    1,128    Shire Ltd.                                                       32
    9,378    Teva Pharmaceutical Industries Ltd.                             375
                                                                      ----------
                                                                          12,134
                                                                      ----------
             Total Health Care                                            14,310
                                                                      ----------
INDUSTRIALS (1.2%)
------------------
AEROSPACE & DEFENSE (0.2%)
  564,502    BAE Systems plc                                               2,373
  248,919    Cobham plc                                                      858
    1,185    Elbit Systems Ltd.                                               39
   17,665    European Aeronautic Defense and Space Co. N.V.                  591
                                                                      ----------
                                                                           3,861
                                                                      ----------
AIR FREIGHT & LOGISTICS (0.1%)
   47,147    Deutsche Post AG                                                777
                                                                      ----------
AIRLINES (0.0%)
  182,000    All Nippon Airways Co. Ltd.                                     497
                                                                      ----------
BUILDING PRODUCTS (0.0%)
   25,270    Assa Abloy AB "B"                                               654
      475    Geberit AG*                                                      92
                                                                      ----------
                                                                             746
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.1%)
   12,964    ACS Actividades de Construccion y Servicios S.A.         $      215
  102,490    Balfour Beatty plc                                              429
   21,648    Eiffage S.A.                                                    655
   12,521    Ferrovial S.A.                                                  118
                                                                      ----------
                                                                           1,417
                                                                      ----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
  112,408    Fiat Industrial S.p.A.                                        1,130
   56,000    Hino Motors                                                     372
   16,900    Hitachi Construction Machinery Co. Ltd.                         326
   40,496    Volvo AB "B"                                                    455
                                                                      ----------
                                                                           2,283
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
      300    Nidec Corp.                                                      24
   11,528    Schneider Electric S.A.                                         614
                                                                      ----------
                                                                             638
                                                                      ----------
HEAVY ELECTRICAL EQUIPMENT (0.0%)
    3,000    Mitsubishi Electric Corp.                                        24
                                                                      ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
    7,776    Adecco S.A.*                                                    302
                                                                      ----------
INDUSTRIAL CONGLOMERATES (0.1%)
   74,800    Alfa, S.A.B. de C.V. "A"                                        933
   29,000    Keppel Corp. Ltd.                                               224
    8,183    Siemens AG                                                      673
    2,679    Smiths Group plc                                                 41
    6,902    Wendel                                                          453
                                                                      ----------
                                                                           2,324
                                                                      ----------
INDUSTRIAL MACHINERY (0.2%)
   34,982    Andritz AG                                                    1,850
   16,808    Atlas Copco AB "A"                                              338
    3,200    FANUC Ltd.                                                      552
    3,471    Kone Oyj "B"                                                    194
   41,069    Metso Corp.                                                   1,340
    9,346    Sandvik AB                                                      116
                                                                      ----------
                                                                           4,390
                                                                      ----------

MARINE (0.0%)
       24    A.P. Moller-Maersk A/S "B"                                      142
                                                                      ----------
MARINE PORTS & SERVICES (0.0%)
    4,000    Kamigumi Co. Ltd.                                                31
                                                                      ----------
RAILROADS (0.1%)
   28,005    Asciano Group                                                   124
       91    Central Japan Railway Co.                                       741
   14,500    East Japan Railway Co.                                          863
   15,000    MTR Corp. Ltd.                                                   49
                                                                      ----------
                                                                           1,777
                                                                      ----------
RESEARCH & CONSULTING SERVICES (0.0%)
    8,139    Campbell Brothers, Ltd.                                         461
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
   33,500    ITOCHU Corp.                                                    367
  290,000    Marubeni Corp.                                                1,858
    8,200    Mitsubishi Corp.                                                161
   18,900    Mitsui & Co. Ltd.                                               266
  601,300    Sojitz Corp.                                                    951
   57,400    Sumitomo Corp.                                                  771
   28,300    Toyota Tsusho Corp.                                             523
                                                                      ----------
                                                                           4,897
                                                                      ----------
TRUCKING (0.0%)
  148,000   ComfortDelGro Corp. Ltd.                                         169
                                                                      ----------
            Total Industrials                                             24,736
                                                                      ----------
INFORMATION TECHNOLOGY (0.6%)
-----------------------------
APPLICATION SOFTWARE (0.1%)
    3,336    Dassault Systemes S.A. ADR                                      304
   15,708    SAP AG                                                          901
                                                                      ----------
                                                                           1,205
                                                                      ----------
ELECTRONIC COMPONENTS (0.0%)
      200    Kyocera Corp.                                                    16
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
   17,491    Hexagon AB "B"                                                  309
  152,000    Hitachi Ltd.                                                    871
                                                                      ----------
                                                                           1,180
                                                                      ----------

================================================================================

24  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
HOME ENTERTAINMENT SOFTWARE (0.0%)
   10,900    Konami Corp.                                             $      230
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.0%)
   30,700    Gree, Inc.                                                      492
                                                                      ----------
IT CONSULTING & OTHER SERVICES (0.1%)
   24,900    Accenture plc "A"                                             1,422
    6,718    Cap Gemini S.A.                                                 226
   13,700    Nomura Research, Inc.                                           296
    9,300    Otsuka Corp.                                                    740
                                                                      ----------
                                                                           2,684
                                                                      ----------
OFFICE ELECTRONICS (0.1%)
    1,300    Canon, Inc.                                                      52
   17,863    Neopost S.A.                                                    928
                                                                      ----------
                                                                             980
                                                                      ----------
SEMICONDUCTOR EQUIPMENT (0.1%)
   51,851    ASML Holding N.V.                                             2,379
                                                                      ----------
SEMICONDUCTORS (0.1%)
   27,307    Infineon Technologies AG                                        215
    2,487    Samsung Electronics Co. Ltd.                                  2,552
                                                                      ----------
                                                                           2,767
                                                                      ----------
             Total Information Technology                                 11,624
                                                                      ----------
MATERIALS (1.1%)
----------------
COMMODITY CHEMICALS (0.1%)
    8,953    Arkema, Inc.                                                    585
  277,000    Asahi Kasei Corp.                                             1,499
   22,600    Kuraray Co.                                                     288
                                                                      ----------
                                                                           2,372
                                                                      ----------
CONSTRUCTION MATERIALS (0.0%)
    1,759    Imerys S.A.                                                      85
                                                                      ----------
DIVERSIFIED CHEMICALS (0.2%)
   43,617    BASF SE                                                       3,041
    7,414    Lanxess AG                                                      491
                                                                      ----------
                                                                           3,532
                                                                      ----------
DIVERSIFIED METALS & MINING (0.5%)
    7,233    Anglo American Capital plc                                      220
   46,977    BHP Billiton Ltd.                                             1,463
  123,949    BHP Billiton plc                                              3,237
   17,895    Boliden AB                                                      228
  755,336    Grupo Mexico S.A.B. de C.V. "B"                               1,994
   52,473    Iluka Resources Ltd.                                            685
    7,112    Rio Tinto Ltd.                                                  394
   25,325    Rio Tinto plc                                                 1,085
   54,000    Sumitomo Metal Mining Co. Ltd.                                  610
   31,696    Vedanta Resources plc                                           454
   22,083    Xstrata plc                                                     314
                                                                      ----------
                                                                          10,684
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
    4,156    Incitec Pivot Ltd.                                               11
   15,041    Israel Chemicals Ltd.                                           156
    5,290    K&S AG                                                          211
      817    Syngenta AG                                                     262
    8,463    Yara International ASA                                          318
                                                                      ----------
                                                                             958
                                                                      ----------
METAL & GLASS CONTAINERS (0.0%)
   99,832    Rexam plc                                                       620
                                                                      ----------
PAPER PACKAGING (0.0%)
   15,766    Amcor Ltd.                                                      115
                                                                      ----------
PAPER PRODUCTS (0.1%)
  175,841    Mondi plc                                                     1,374
                                                                      ----------
STEEL (0.2%)
   53,112    ArcelorMittal ADR                                               734
   58,612    Fortescue Metals Group Ltd.                                     264
  158,800    Metalurgica Gerdau S.A.                                       1,571
   29,556    Voestalpine AG                                                  738
                                                                      ----------
                                                                           3,307
                                                                      ----------
             Total Materials                                              23,047
                                                                      ----------
TELECOMMUNICATION SERVICES (0.8%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
  626,360    BT Group plc                                                  1,992
    9,499    France Telecom S.A.                                             119
   48,700    Nippon Telegraph & Telephone Corp.                            2,101

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
  358,697    Telecom Corp. of New Zealand Ltd.                        $      697
  359,443    Telecom Italia S.p.A.                                           246
1,448,820    Telecom Italia S.p.A.                                         1,196
   74,555    Telefonica Brasil S.A.                                        1,774
   22,845    Telefonica S.A.                                                 252
                                                                      ----------
                                                                           8,377
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
   77,700    America Movil S.A.B. de C.V. ADR "L"                          1,831
      358    KDDI Corp.                                                    2,214
    1,025    Millicom International Cellular S.A.                             88
  112,100    Mobile TeleSystems ADR*                                       1,865
   30,000    SoftBank Corp.                                                  938
  319,730    Vodafone Group plc                                              852
                                                                      ----------
                                                                           7,788
                                                                      ----------
             Total Telecommunication Services                             16,165
                                                                      ----------
UTILITIES (0.6%)
----------------
ELECTRIC UTILITIES (0.2%)
   33,000    Cheung Kong Infrastructure Holdings Ltd.                        182
  272,331    EDP-Energias de Portugal                                        566
  292,315    Enel S.p.A.                                                     832
  116,938    Iberdrola S.A.                                                  445
   39,876    Red Electrica de Espana                                       1,476
   11,541    Scottish & Southern Energy plc                                  235
  163,857    SP AusNet                                                       161
                                                                      ----------
                                                                           3,897
                                                                      ----------
GAS UTILITIES (0.2%)
   78,383    Enagas S.A.                                                   1,224
   89,013    Gas Natural SDG S.A.                                            966
  109,000    Hong Kong and China Gas Co., Ltd.                               257
                                                                      ----------
                                                                           2,447
                                                                      ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
   50,300    Companhia Energetica de Sao Paulo                               867
  170,520    Drax Group plc                                                1,439
                                                                      ----------
                                                                           2,306
                                                                      ----------
             MULTI-UTILITIES (0.1%)
   43,601    Centrica plc                                                    208
   72,748    Gaz de France S.A.                                            1,437
   47,455    National Grid plc                                               475
    8,132    RWE AG                                                          297
                                                                      ----------
                                                                           2,417
                                                                      ----------
             Total Utilities                                              11,067
                                                                      ----------
             Total Common Stocks (cost: $251,083)                        237,803
                                                                      ----------

PREFERRED SECURITIES (1.0%)

CONSUMER DISCRETIONARY (0.0%)
-----------------------------
AUTOMOBILE MANUFACTURERS (0.0%)
    4,722    Volkswagen AG                                                   754
                                                                      ----------
CONSUMER STAPLES (0.0%)
-----------------------
HOUSEHOLD PRODUCTS (0.0%)
      895    Henkel AG & Co. KGaA                                             58
                                                                      ----------
ENERGY (0.1%)
-------------
INTEGRATED OIL & GAS (0.1%)
   71,100    Petroleo Brasileiro S.A. ADR                                  1,344
                                                                      ----------
FINANCIALS (0.9%)
-----------------
DIVERSIFIED BANKS (0.1%)
  320,200    Itausa - Investimentos Itau S.A.                              1,399
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
  294,826    ING Groep N.V., 7.38%, perpetual                              6,613
                                                                      ----------

================================================================================

26  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    MARKET
$(000)/                                                                    VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
REINSURANCE (0.5%)
    3,000    American Overseas Group Ltd., 7.50%, non-cumulative,
               perpetual, acquired 1/23/2007 - 3/02/2007;
               cost $3,065*(c),(d)                                    $      750
  $10,000    Swiss Re Capital I, LP, 6.85%, redeemable, perpetual(b)       9,214
                                                                      ----------
                                                                           9,964
                                                                      ----------
             Total Financials                                             17,976
                                                                      ----------
             Total Preferred Securities (cost: $21,859)                   20,132
                                                                      ----------
RIGHTS (0.0%)

INDUSTRIALS (0.0%)
------------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.0%)
  112,408    Fiat Industrial S.p.A. "A"(c)                                     -
  112,408    Fiat Industrial S.p.A. "B"(c)                                     -
   81,352    Fiat S.p.A. "A"(c)                                                -
   81,352    Fiat S.p.A. "B"(c)                                                -
                                                                      ----------
                                                                               -
                                                                      ----------
             Total Industrials                                                 -
                                                                      ----------
UTILITIES (0.0%)
----------------
GAS UTILITIES (0.0%)
   89,013    Gas Natural SDG S.A.                                             52
                                                                      ----------
             Total Rights (cost: $52)                                         52
                                                                      ----------
INVESTMENT COMPANIES (8.4%)
1,180,500    iShares MSCI EAFE Index Fund                                 56,381
2,984,807    Vanguard MSCI Emerging Markets ETF(a)                       113,482
                                                                      ----------
             Total Investment Companies (cost: $196,679)                 169,863
                                                                      ----------
             Total International Equity Securities (cost: $469,673)      427,850
                                                                      ----------
--------------------------------------------------------------------------------
NUMBER OF
SHARES
--------------------------------------------------------------------------------
PRECIOUS METALS AND MINERALS SECURITIES (3.4%)

GOLD (3.0%)

AFRICAN GOLD COMPANIES (0.3%)
   90,000    AngloGold Ashanti Ltd. ADR                                    3,245
  280,000    Gold Fields Ltd. ADR                                          3,710
                                                                      ----------
                                                                           6,955
                                                                      ----------
AUSTRALIAN GOLD COMPANIES (0.2%)
  120,000    Newcrest Mining Ltd.                                          2,913
                                                                      ----------
EUROPEAN GOLD COMPANIES (0.1%)
      684    Randgold Resources Ltd.                                          55
   30,000    Randgold Resources Ltd. ADR                                   2,380
                                                                      ----------
                                                                           2,435
                                                                      ----------
NORTH AMERICAN GOLD COMPANIES (2.2%)
  110,000    Agnico-Eagle Mines Ltd.                                       4,107
  100,000    Alamos Gold, Inc.                                             1,809
  140,000    Allied Nevada Gold Corp.*                                     3,632
  400,000    AuRico Gold, Inc.*                                            2,968
   80,000    Barrick Gold Corp.                                            3,125
  330,000    Eldorado Gold Corp.                                           3,640
  100,000    Goldcorp, Inc.                                                3,623
   47,300    IAMGOLD Corp.                                                   507
  380,000    IAMGOLD Corp.                                                 4,055
  330,000    Kinross Gold Corp.                                            2,630
   70,000    Newmont Mining Corp.                                          3,301
  240,000    Osisko Mining Corp.*                                          1,792
   50,000    Royal Gold, Inc.                                              3,382
  500,000    Semafo, Inc.                                                  2,541
  300,000    Yamana Gold, Inc.                                             4,371
                                                                      ----------
                                                                          45,483
                                                                      ----------
SOUTH AMERICAN GOLD COMPANIES (0.2%)
   90,000    Compania de Minas Buenaventura S.A. ADR                       3,523
                                                                      ----------
             Total Gold                                                   61,309
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
PLATINUM GROUP METALS (0.2%)
  130,000    Impala Platinum Holdings Ltd.                            $    2,052
  130,000    Lonmin plc                                                    1,409
                                                                      ----------
             Total Platinum Group Metals                                   3,461
                                                                      ----------
SILVER (0.2%)
  240,000    Pan American Silver Corp.                                     3,979
                                                                      ----------
             Total Precious Metals and Minerals Securities
               (cost: $69,858)                                            68,749
                                                                      ----------
GLOBAL REAL ESTATE EQUITY SECURITIES (0.5%)

COMMON STOCKS (0.2%)

DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
   25,000    Daiwa House Industry Co. Ltd.                                   319
  111,000    Keppel Land Ltd.                                                246
   43,500    Kerry Properties Ltd.                                           175
   32,000    Sino Land Co.                                                    45
   28,000    Sun Hung Kai Properties Ltd.                                    316
  119,000    Tokyu Land Corp.                                                527
  103,000    UOL Group Ltd.                                                  352
                                                                      ----------
             Total Diversified Real Estate Activities                      1,980
                                                                      ----------
REITs - DIVERSIFIED (0.0%)
  108,472    BGP Holdings plc, acquired 8/06/2009; cost: $0*(c),(d)            -
    2,068    Fonciere des Regions                                            133
  162,337    GPT Group                                                       512
                                                                      ----------
             Total REITs - Diversified                                       645
                                                                      ----------
REITs - INDUSTRIAL (0.0%)
   34,000    Ascendas REIT                                                    54
   54,003    Macquarie Goodman Group                                         178
                                                                      ----------
             Total REITs - Industrial                                        232
                                                                      ----------
REITs - RETAIL (0.1%)
  231,240    CFS Retail Property Trust                                       423
  150,500    Link REIT                                                       582
      500    Unibail-Rodamco                                                  83
   83,092    Westfield Retail Trust                                          220
                                                                      ----------
             Total REITs - Retail                                          1,308
                                                                      ----------
             Total Common Stocks (cost: $4,096)                            4,165
                                                                      ----------
PREFERRED SECURITIES (0.3%)

REITs - OFFICE (0.3%)
  210,000    Commonwealth REIT, Series E, 7.25%, cumulative
               redeemable, perpetual (cost: $5,250)                        5,407
                                                                      ----------
             Total Preferred Securities Equity Securities
               (cost: $5,250)                                              5,407
                                                                      ----------
             Total Global Real Estate Equity Securities
               (cost: $9,346)                                              9,572
                                                                      ----------
OTHER ALTERNATIVE INVESTMENT STRATEGIES (0.8%)
2,668,868    PIMCO Commodity Real Return Strategy Fund                    16,467
                                                                      ----------
             Total Other Alternative Investment Strategies
                (cost: $19,437)                                           16,467
                                                                      ----------

================================================================================

28  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE         MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (34.4%)

              CORPORATE OBLIGATIONS (16.5%)

              ENERGY (1.4%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (1.4%)
    $ 8,780   Enbridge Energy Partners, LP(a)                           8.05%       10/01/2037     $    9,520
      4,780   Enterprise Products Operating, LP(a)                      7.00         6/01/2067          4,779
      4,500   Enterprise Products Operating, LP                         7.03         1/15/2068          4,798
      9,465   Southern Union Co.(a)                                     3.48(e)     11/01/2066          8,034
                                                                                                   ----------
                                                                                                       27,131
                                                                                                   ----------
              Total Energy                                                                             27,131
                                                                                                   ----------
              FINANCIALS (11.4%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
      8,000   State Street Capital Trust IV                             1.47(e)      6/15/2037          5,870
                                                                                                   ----------
              CONSUMER FINANCE (0.8%)
      8,052   American Express Co.(a)                                   6.80         9/01/2066          8,284
      8,000   Capital One Financial Corp.(a)                            7.69         8/15/2036          8,110
                                                                                                   ----------
                                                                                                       16,394
                                                                                                   ----------
              DIVERSIFIED BANKS (0.0%)
      1,000   FCB NC Capital Trust I                                    8.05         3/01/2028          1,014
                                                                                                   ----------
              INVESTMENT BANKING & BROKERAGE (0.5%)
     10,000   Schwab Capital Trust I                                    7.50        11/15/2037         10,335
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (1.5%)
     10,000   Great-West Life & Annuity Insurance Co.(b)                7.15         5/16/2046         10,000
      8,000   Lincoln National Corp.(a)                                 7.00         5/17/2066          7,560
      4,500   Principal Financial Global Fund, LLC                      0.99(e)      1/10/2031          3,462
     10,280   StanCorp Financial Group, Inc.                            6.90         6/01/2067          9,676
                                                                                                   ----------
                                                                                                       30,698
                                                                                                   ----------
              MULTI-LINE INSURANCE (2.0%)
     18,552   Genworth Financial, Inc.(a)                               6.15        11/15/2066         10,673
     14,705   Glen Meadow(a),(b)                                        6.51         2/12/2067         10,955
     10,510   Nationwide Mutual Insurance Co.(a),(b)                    5.81        12/15/2024          9,639
      5,190   ZFS Finance USA Trust IV(a),(b)                           2.28(e)      5/09/2032          5,182
      5,000   ZFS Finance USA Trust II(a),(b)                           6.45        12/15/2065          4,875
                                                                                                   ----------
                                                                                                       41,324
                                                                                                   ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
      2,500   Countrywide Financial Corp.                               6.25         5/15/2016          2,575
      5,000   JPMorgan Chase Capital XIII                               1.42(e)      9/30/2034          3,789
      8,000   JPMorgan Chase Capital XXI                                1.42(e)      2/02/2037          5,769
                                                                                                   ----------
                                                                                                       12,133
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE         MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (2.5%)
    $10,000   Allstate Corp.(a)                                         6.13%        5/15/2037     $    9,500
      5,325   BNSF Funding Trust I                                      6.61        12/15/2055          5,578
      8,380   Chubb Corp.                                               6.38         3/29/2067          8,548
      3,000   HSB Group, Inc.                                           1.38(e)      7/15/2027          2,370
      8,000   Ironshore Holdings, Inc.(b)                               8.50         5/15/2020          8,800
      8,000   Progressive Corp.(a)                                      6.70         6/15/2037          8,349
      1,000   RLI Corp.(a)                                              5.95         1/15/2014          1,048
      6,500   Travelers Companies, Inc.(a)                              6.25         3/15/2037          6,825
                                                                                                   ----------
                                                                                                       51,018
                                                                                                   ----------
              REGIONAL BANKS (2.4%)
      1,000   Allfirst Preferred Capital Trust                          1.97(e)      7/15/2029            755
      3,220   CoBank ACB(b)                                             1.07(e)      6/15/2022          2,572
      3,000   Cullen/Frost Bankers, Inc.(a)                             1.00(e)      2/15/2017          2,871
      1,000   Emigrant Bancorp, Inc.(a),(b)                             6.25         6/15/2014            912
      3,500   Fifth Third Capital Trust IV(a)                           6.50         4/15/2037          3,448
      3,500   First Empire Capital Trust I(a)                           8.23         2/01/2027          3,727
      2,000   First Maryland Capital Trust I                            1.47(e)      1/15/2027          1,507
      2,000   First Republic Bank Corp.(a)                              7.75         9/15/2012          2,009
      5,000   Fulton Capital Trust I(a)                                 6.29         2/01/2036          4,526
      2,000   Huntington Capital II "B"                                 1.10(e)      6/15/2028          1,528
      5,039   Manufacturers & Traders Trust Co.(a)                      5.63        12/01/2021          5,022
      1,500   Regions Financial Corp.                                   7.75        11/10/2014          1,635
      2,000   Susquehanna Bancshares, Inc.(a)                           2.29(e)      5/01/2014          1,889
      4,000   Susquehanna Capital II(a)                                11.00         3/23/2040          4,220
      3,000   TCF National Bank(a)                                      5.50         2/01/2016          3,205
      8,000   Webster Capital Trust IV(a)                               7.65         6/15/2037          8,124
                                                                                                   ----------
                                                                                                       47,950
                                                                                                   ----------
              REINSURANCE (0.6%)
      4,000   Alterra Finance, LLC                                      6.25         9/30/2020          4,369
      4,000   Max USA Holdings Ltd.(a),(b)                              7.20         4/14/2017          4,208
      4,000   Platinum Underwriters Finance, Inc.(a)                    7.50         6/01/2017          4,401
                                                                                                   ----------
              Total Reinsurance                                                                        12,978
                                                                                                   ----------
              REITs - RETAIL (0.2%)
      3,000   New Plan Excel Realty Trust, Inc.                         5.30         1/15/2015          2,719
        413   New Plan Excel Realty Trust, Inc.,
                acquired 02/20/2009; cost: $140(d)                      7.68        11/02/2026            386
                                                                                                   ----------
                                                                                                        3,105
                                                                                                   ----------
              Total Financials                                                                        232,819
                                                                                                   ----------
              INDUSTRIALS (0.5%)
              ------------------
              AEROSPACE & DEFENSE (0.4%)
     10,760   Textron Financial Corp.(b)                                6.00         2/15/2067          8,500
                                                                                                   ----------

================================================================================

30  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE         MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
              AIRLINES (0.1%)
    $ 1,285   America West Airlines, Inc. Pass-Through Trust (INS)      7.93%        1/02/2019     $    1,337
                                                                                                   ----------
              Total Industrials                                                                         9,837
                                                                                                   ----------
              UTILITIES (3.2%)
              ----------------
              ELECTRIC UTILITIES (1.3%)
        753   Cedar Brakes II, LLC(b)                                   9.88         9/01/2013            780
      5,000   FPL Group Capital, Inc.(a)                                6.35        10/01/2066          5,105
      4,000   FPL Group Capital, Inc.(a)                                6.65         6/15/2067          4,104
        500   FPL Group Capital, Inc.                                   7.30         9/01/2067            533
      7,500   PPL Capital Funding, Inc.(a)                              6.70         3/30/2067          7,451
     13,326   Texas Competitive Electric Holdings Co., LLC(f)           4.74        10/10/2017          7,771
      1,000   TXU Electricity Property Ltd. (INS)(a)                    7.25        12/01/2016          1,185
                                                                                                   ----------
                                                                                                       26,929
                                                                                                   ----------
              MULTI-UTILITIES (1.9%)
      6,500   Dominion Resources, Inc.(a)                               7.50         6/30/2066          6,896
      3,500   Dominion Resources, Inc.(a)                               2.77(e)      9/30/2066          3,138
      9,741   Integrys Energy Group, Inc.(a)                            6.11        12/01/2066          9,750
     10,000   Puget Sound Energy, Inc.(a)                               6.97         6/01/2067         10,096
      8,000   Wisconsin Energy Corp.(a)                                 6.25         5/15/2067          8,209
                                                                                                   ----------
                                                                                                       38,089
                                                                                                   ----------
              Total Utilities                                                                          65,018
                                                                                                   ----------
              Total Corporate Obligations (cost: $301,570)                                            334,805
                                                                                                   ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (3.9%)

              ENERGY (0.5%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     10,000   TransCanada Pipelines Ltd.(a)                             6.35         5/15/2067         10,281
                                                                                                   ----------
              FINANCIALS (3.0%)
              -----------------
              DIVERSIFIED BANKS (1.3%)
      2,000   Barclays Bank plc                                         0.88(e)              -(g)         930
     11,500   Barclays Bank plc                                         1.00(e)              -(g)       5,462
      5,485   Barclays Bank plc                                         1.00(e)              -(g)       2,777
     18,000   HSBC Bank plc                                             1.06(e)              -(g)       8,892
      2,500   Landsbanki Islands hf, acquired 10/12/2007;
                cost $2,500(b),(c),(d),(h)                              7.43                 -(g)           -
      8,089   Royal Bank of Scotland Group plc                          9.50(e)      3/16/2022          8,260
                                                                                                   ----------
                                                                                                       26,321
                                                                                                   ----------
              DIVERSIFIED CAPITAL MARKETS (0.2%)
      7,000   Deutsche Bank Capital Trust IV                            4.59(e)              -(g)       4,793
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE         MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
              MULTI-LINE INSURANCE (1.0%)
    $ 9,192   AXA S.A.                                                  1.98%(e)             -(g)  $    4,734
     11,270   AXA S.A.                                                  2.23(e)              -(g)       5,691
     10,665   Oil Insurance Ltd.(a),(b)                                 7.56(e)              -(g)       9,743
                                                                                                   ----------
              Total Multi-Line Insurance                                                               20,168
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
      3,000   QBE Capital Funding III, LP(b)                            7.25         5/24/2041          2,749
      7,670   QBE Insurance Group Ltd.(b)                               5.65         7/01/2023          6,892
                                                                                                   ----------
                                                                                                        9,641
                                                                                                   ----------
              REGIONAL BANKS (0.0%)
      3,000   Glitnir Banki hf, acquired 9/11/2006 and 10/18/2006;
                cost $3,051(b),(c),(d),(h)                              7.45                 -(g)           -
                                                                                                   ----------
              Total Financials                                                                         60,923
                                                                                                   ----------
              INDUSTRIALS (0.4%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.4%)
      8,000   Hutchison Whampoa Ltd.(b)                                 6.00                 -(g)       8,040
                                                                                                   ----------
              Total Eurodollar and Yankee Obligations (cost: $84,975)                                  79,244
                                                                                                   ----------

              ASSET-BACKED SECURITIES (0.2%)

              FINANCIALS (0.2%)
              -----------------
              ASSET-BACKED FINANCING (0.2%)
      3,000   SLM Student Loan Trust                                    0.92         7/15/2036          2,102
      1,561   SLM Student Loan Trust                                    1.02        10/25/2038          1,250
                                                                                                   ----------
              Total Financials                                                                          3,352
                                                                                                   ----------
              Total Asset-Backed Securities (cost: $3,465)                                              3,352
                                                                                                   ----------

              COMMERCIAL MORTGAGE SECURITIES (9.5%)

              FINANCIALS (9.5%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (9.5%)
      2,444   Banc of America Commercial Mortgage, Inc.(b)              5.23        12/10/2042          2,044
      2,000   Banc of America Commercial Mortgage, Inc.(a)              4.77         7/10/2043          1,899
      1,200   Banc of America Commercial Mortgage, Inc.                 4.95         7/10/2043          1,153
     10,000   Banc of America Commercial Mortgage, Inc.                 5.81         7/10/2044          9,606
      8,500   Banc of America Commercial Mortgage, Inc.                 5.77         5/10/2045          7,691
      3,000   Banc of America Commercial Mortgage, Inc.(a)              5.77         5/10/2045          3,170
      2,000   Banc of America Commercial Mortgage, Inc.                 5.46         9/10/2045          1,921
      1,175   Banc of America Commercial Mortgage, Inc.                 5.68         7/10/2046          1,183
      6,000   Banc of America Commercial Mortgage, Inc.(a)              5.18         9/10/2047          4,730
      5,547   Banc of America Commercial Mortgage, Inc.(a),(b)          6.14         9/10/2047          5,608

================================================================================

32  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE         MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
    $ 2,500   Banc of America Commercial Mortgage, Inc.                 6.20%        2/10/2051     $    2,018
      4,000   Bear Stearns Commercial Mortgage Securities, Inc.         5.21         2/11/2041          3,689
      5,440   Bear Stearns Commercial Mortgage Securities, Inc.         4.99         9/11/2042          5,209
      4,500   Citigroup Commercial Mortgage Trust                       5.40         7/15/2044          4,366
      6,500   Citigroup Commercial Mortgage Trust                       5.73         3/15/2049          5,639
      4,500   Citigroup Commercial Mortgage Trust                       6.10        12/10/2049          4,428
      6,000   Commercial Mortgage Loan Trust(a)                         6.02                 -(g)       5,666
     10,000   Commercial Mortgage Loan Trust                            6.08         7/10/2038          8,359
      2,000   Commercial Mortgage Loan Trust                            5.54        12/11/2049          1,984
      2,500   Credit Suisse Commercial Mortgage Trust                   6.02         6/15/2038          2,512
      3,550   Credit Suisse Commercial Mortgage Trust(a)                5.55         2/15/2039          3,409
      2,213   Credit Suisse First Boston Mortgage
                Securities Corp.(b)                                     5.02         1/15/2037          2,152
      4,750   Credit Suisse First Boston Mortgage
                Securities Corp.(a)                                     5.10         8/15/2038          4,735
      3,000   GE Capital Commercial Mortgage Corp.                      5.33         3/10/2044          2,519
      4,000   GE Capital Commercial Mortgage Corp.                      5.07         7/10/2045          3,818
      3,355   GE Capital Commercial Mortgage Corp.                      5.61        12/10/2049          2,906
      1,000   GMAC Commercial Mortgage Securities, Inc.                 4.98        12/10/2041            751
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(a)                                     4.99         9/12/2037          1,922
        625   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                        5.00        10/15/2042            660
     11,225   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                        5.04        10/15/2042          9,340
      8,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                        5.57         4/15/2043          6,905
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                        5.33        12/15/2044          1,857
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                        5.33        12/15/2044          1,796
      2,500   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                        5.48         5/15/2045          2,176
     10,000    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                        5.41         5/15/2047          6,420
      4,500   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                        6.26         2/15/2051          4,349
      3,000   LB-UBS Commercial Mortgage Trust(b)                       5.33        12/15/2036          2,914
      1,500   Merrill Lynch Mortgage Trust                              5.24        11/12/2037          1,575
      1,000   Merrill Lynch Mortgage Trust                              5.24        11/12/2037            984
      2,500   Merrill Lynch Mortgage Trust                              5.10         7/12/2038          1,759
      6,500   Merrill Lynch Mortgage Trust                              5.14         7/12/2038          5,909
      1,000   Merrill Lynch Mortgage Trust                              5.31         7/12/2038            754
     11,500   Merrill Lynch Mortgage Trust                              5.67         5/12/2039         10,098
      7,000   Merrill Lynch Mortgage Trust                              5.01        10/12/2041          7,032

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE         MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
    $ 1,000   Merrill Lynch Mortgage Trust                              5.38%        1/12/2044     $      823
      3,000   ML-CFC Commercial Mortgage Trust                          5.42         8/12/2048          2,668
      3,000   ML-CFC Commercial Mortgage Trust(a)                       6.16         8/12/2049          2,770
      3,500   Morgan Stanley Capital I, Inc.                            5.07         8/13/2042          3,449
        878   Morgan Stanley Capital I, Inc.                            5.15         8/13/2042            851
        723   Morgan Stanley Capital I, Inc.                            5.17         8/13/2042            684
      6,500   Morgan Stanley Capital I, Inc.                            5.79         7/12/2044          6,287
      5,000   Morgan Stanley Capital I, Inc.(a)                         4.77         7/15/2056          5,140
      1,197   Wachovia Bank Commercial Mortgage Trust(b)                4.94        11/15/2034          1,186
                                                                                                   ----------
              Total Financials                                                                        193,473
                                                                                                   ----------
              Total Commercial Mortgage Securities (cost: $182,075)                                   193,473
                                                                                                   ----------

              U.S. GOVERNMENT AGENCY ISSUES (0.0%)(i)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
         42   Government National Mortgage Assn. I                      6.50         5/15/2023             48
         33   Government National Mortgage Assn. I                      6.50         4/15/2024             38
         16   Government National Mortgage Assn. I                      7.50         3/15/2017             16
         17   Government National Mortgage Assn. I                      7.50         3/15/2017             18
          5   Government National Mortgage Assn. I                      8.00         6/15/2016              5
          2   Government National Mortgage Assn. I                      8.00         9/15/2016              2
          6   Government National Mortgage Assn. I                      8.00        11/15/2016              6
          2   Government National Mortgage Assn. I                      8.50         6/15/2016              2
          3   Government National Mortgage Assn. I                      8.50         6/15/2016              3
          5   Government National Mortgage Assn. I                      8.50         7/15/2016              5
          1   Government National Mortgage Assn. I                      8.50         9/15/2016              1
         11   Government National Mortgage Assn. I                      8.50        12/15/2016             11
          6   Government National Mortgage Assn. I                      8.50        12/15/2016              6
          1   Government National Mortgage Assn. I                      8.50         1/15/2017              1
          3   Government National Mortgage Assn. I                      8.50         1/15/2017              3
          1   Government National Mortgage Assn. I                      8.50         2/15/2017              1
          1   Government National Mortgage Assn. I                      9.00         6/15/2016              1
          1   Government National Mortgage Assn. I                      9.00         7/15/2016              1
          -   Government National Mortgage Assn. I                      9.00         8/15/2016              1
          1   Government National Mortgage Assn. I                      9.00         9/15/2016              1
          1   Government National Mortgage Assn. I                      9.00        10/15/2016              1
          3   Government National Mortgage Assn. I                      9.50         9/15/2016              3
          2   Government National Mortgage Assn. I                      9.50        11/15/2016              2
          2   Government National Mortgage Assn. I                      9.50        11/15/2016              1
                                                                                                   ----------
              Total U.S. Government Agency Issues (cost: $162)                                            177
                                                                                                   ----------

              U.S. TREASURY SECURITIES (4.1%)

              BONDS (2.1%)
     40,000   3.00%, 5/15/2042                                                                         42,713
                                                                                                   ----------

================================================================================

34  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE         MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
              NOTES (2.0%)
    $40,000   1.75%, 5/15/2022(j)                                                                  $   40,631
                                                                                                   ----------
              Total U.S. Treasury Securities (cost: $79,604)                                           83,344
                                                                                                   ----------
              MUNICIPAL BONDS (0.2%)

              CASINOS & GAMING (0.1%)
      4,000   Mashantucket (Western) Pequot Tribe,
                acquired 7/29/2005 and 10/05/2009;
                cost $3,410(b),(d),(h)                                  5.91%        9/01/2021          1,906
      1,120   Seneca Nation of Indians Capital
                Improvements Auth.(a)                                   6.75        12/01/2013          1,113
                                                                                                   ----------
                                                                                                        3,019
                                                                                                   ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.1%)
      1,565   Erie County Tobacco Asset Securitization Corp.(a)         6.00         3/31/2025          1,333
                                                                                                   ----------
              Total Municipal Bonds (cost: $6,055)                                                      4,352
                                                                                                   ----------
              Total Bonds (cost: $657,906)                                                            698,747
                                                                                                   ----------
              MONEY MARKET INSTRUMENTS (4.9%)

              COMMERCIAL PAPER (1.8%)

              CONSUMER STAPLES (0.5%)
              -----------------------
              DRUG RETAIL (0.5%)
     11,795   CVS Caremark Corp.(b),(l)                                 0.30         6/01/2012         11,795
                                                                                                   ----------
              UTILITIES (1.3%)
              ----------------
              ELECTRIC UTILITIES (1.3%)
      5,663   Pacific Gas & Electric Co.(b),(l)                         0.36         6/01/2012          5,663
     10,492   Pacific Gas & Electric Co.(b),(l)                         0.37         6/05/2012         10,492
     10,000   Delmarva Power & Light Co.                                0.38         6/06/2012          9,999
                                                                                                   ----------
              Total Electric Utilities                                                                 26,154
                                                                                                   ----------
              Total Utilities                                                                          26,154
                                                                                                   ----------
              Total Commercial Paper                                                                   37,949
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-------------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (3.1%)
 62,572,655   State Street Institutional Liquid Reserve Fund, 0.20%(k)                                 62,573
                                                                                                   ----------
              Total Money Market Instruments (cost: $100,522)                                         100,522
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $1,965,016)                                                 $2,010,586
                                                                                                   ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
CONTRACTS     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.7%)
     11,000   Put - iShares MSCI EAFE Index expiring June 16, 2012 at 38                           $    1,216
      2,100   Put - S&P 500 Index expiring July 21, 2012 at 1310                                        8,862
      1,900   Put - S&P 500 Index expiring June 16, 2012 at 1300                                        3,619
                                                                                                   ----------

              TOTAL PURCHASED OPTIONS (COST: $14,459)                                              $   13,697
                                                                                                   ==========
              WRITTEN OPTIONS (0.2%)
   (10,000)   Put - iShares MSCI EAFE Index expiring June 16, 2012 at 35                                 (240)
    (1,600)   Put - S&P 500 Index expiring July 21, 2012 at 1215                                       (2,648)
    (1,000)   Put - S&P 500 Index expiring June 16, 2012 at 1230                                         (455)
      (400)   Put - S&P 500 Index expiring June 16, 2012 at 1240                                         (210)
                                                                                                   ----------

              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $4,089)                                    $   (3,553)
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
NUMBER OF                                                                           CONTRACT       UNREALIZED
CONTRACTS                                                            EXPIRATION       VALUE      APPRECIATION
LONG                                                                    DATE          (000)             (000)
-------------------------------------------------------------------------------------------------------------
              FUTURES (5.6%)
        400   10-Year U.S. Treasury Note                              6/20/2012     $ 53,963           $  560
        400   30-Year U.S. Treasury Bond                              6/20/2012       60,112            1,134
                                                                                    -------------------------
              TOTAL FUTURES                                                         $114,075           $1,694
                                                                                    =========================

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                              FORWARD                               CONTRACT     APPRECIATION
NUMBER OF                                     CURRENCY               SETTLEMENT       VALUE    (DEPRECIATION)
CONTRACTS     COUNTERPARTY                    CONTRACTS                 DATE          (000)             (000)
-------------------------------------------------------------------------------------------------------------
              CONTRACTS TO SELL (0.3%)
  2,544,000   State Street Bank
                and Trust Co.               Euro Currency             6/15/2012       $3,146             $121
148,669,000   State Street Bank
                and Trust Co.               Japanese Yen              6/15/2012        1,897              (34)
                                                                                    -------------------------
              RECEIVABLE AMOUNT ($5,130)                                              $5,043             $ 87
                                                                                    =========================

================================================================================

36  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                     VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                              QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                          IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS               INPUTS          INPUTS        TOTAL
-------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                  $  520,882             $      -          $    -    $ 520,882
  Preferred Securities                                4,243               22,933           4,270       31,446
  Investment Companies                              136,351                    -               -      136,351
International Equity Securities:
  Common Stocks                                     237,803                    -               -      237,803
  Preferred Securities                               10,168                9,214             750       20,132
  Rights                                                 52                    -               -           52
  Investment Companies                              169,863                    -               -      169,863
Precious Metals And Minerals Securities:
  Gold                                               61,309                    -               -       61,309
  Platinum Group Metals                               3,461                    -               -        3,461
  Silver                                              3,979                    -               -        3,979
Global Real Estate Equity Securities:
  Common Stocks                                       4,165                    -               -        4,165
  Preferred Securities                                    -                5,407               -        5,407
Other Alternative Investment Strategies:
  Investment Companies                               16,467                    -               -       16,467
Bonds:
  Corporate Obligations                                   -              333,468           1,337      334,805
  Eurodollar And Yankee Obligations                       -               79,244               -       79,244
  Asset-Backed Securities                                 -                3,352               -        3,352
  Commercial Mortgage Securities                          -              193,473               -      193,473
  U.S. Government Agency Issues                           -                  177               -          177
  U.S. Treasury Securities                           83,344                    -               -       83,344
  Municipal Bonds                                         -                4,352               -        4,352
Money Market Instruments:
  Commercial Paper:
    Consumer Staples                                      -               11,795               -       11,795
    Utilities                                             -               26,154               -       26,154
  Money Market Funds                                 62,573                    -               -       62,573
Purchased Options                                    13,697                    -               -       13,697
Futures*                                              1,694                    -               -        1,694
Forward Currency Contracts to Sell*                       -                   87               -           87
-------------------------------------------------------------------------------------------------------------
Total                                            $1,330,051             $689,656          $6,357   $2,026,064
-------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                   VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                              QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                          IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
LIABILITIES                       FOR IDENTICAL LIABILITIES               INPUTS          INPUTS        TOTAL
-------------------------------------------------------------------------------------------------------------
Written Options                                     $(3,553)                  $-              $-      $(3,553)
-------------------------------------------------------------------------------------------------------------
Total                                               $(3,553)                  $-              $-      $(3,553)
-------------------------------------------------------------------------------------------------------------

*Futures and Forward Currency Contracts are valued at the unrealized appreciation/depreciation on the investment.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-------------------------------------------------------------------------------------------------------------
                                                                        PREFERRED                   CORPORATE
                                                                       SECURITIES                 OBLIGATIONS
-------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2011                                                $ 5,950                      $    -
Purchases                                                                       -                           -
Sales                                                                           -                         (79)
Transfers into Level 3                                                      1,650                       1,410
Transfers out of Level 3                                                        -                           -
Net realized gain (loss)                                                        -                          (5)
Change in net unrealized appreciation/depreciation                         (2,580)                         11
-------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2012                                                $ 5,020                      $1,337
-------------------------------------------------------------------------------------------------------------

For the period of June 1, 2011 through May 31, 2012, a preferred equity security with a fair value of $1,650,000 was transferred from Level 2 to Level 3. The fair value method included adjustments using recent tender offers related to the security. A corporate obligation with a fair value of $1,410,000 was transferred from Level 2 to Level 3 due to an assessment of events at the end of the reporting period: This security had a single broker quote provided to the Fund's pricing service. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

38  | USAA CORNERSTONE STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2012

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 26.6% of net assets at May 31, 2012.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    RIGHTS -- enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
             dollars.
    REIT     Real estate investment trust

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

40  | USAA CORNERSTONE STRATEGY FUND

================================================================================

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2012.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (c) Security was fair valued at May 31, 2012, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2012, was $3,042,000, which represented 0.1% of the Fund's net assets.

    (e) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2012.

    (f) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2012. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

    (h) Currently the issuer is in default with respect to interest and/or principal payments.

    (i) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide capital in exchange for senior preferred stock.

    (j) Securities with a value of $2,032,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (k) Rate represents the money market fund annualized seven-day yield at May 31, 2012.

    (l) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors

================================================================================

42  | USAA CORNERSTONE STRATEGY FUND

================================================================================

        through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Trust's Board of Trustees, unless otherwise noted as illiquid.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2012

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,965,016)               $2,010,586
   Purchased options, at market value (cost of $14,459)                              13,697
   Cash                                                                               1,205
   Cash denominated in foreign currencies (identified cost of $861)                     864
   Receivables:
      Capital shares sold                                                               740
      Dividends and interest                                                         10,631
      Securities sold                                                                 8,369
      Options sold                                                                    1,734
   Variation margin on futures contracts                                              1,701
   Unrealized appreciation on foreign currency contracts held, at value                  82
                                                                                 ----------
         Total assets                                                             2,049,609
                                                                                 ----------
LIABILITIES
   Payables:
      Securities purchased                                                           10,169
      Options purchased                                                               2,348
      Capital shares redeemed                                                         1,104
   Written options, at market value (premiums received of $4,089)                     3,553
   Accrued management fees                                                            1,385
   Accrued transfer agent's fees                                                         46
   Other accrued expenses and payables                                                  199
                                                                                 ----------
         Total liabilities                                                           18,804
                                                                                 ----------
            Net assets applicable to capital shares outstanding                  $2,030,805
                                                                                 ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $2,247,557
   Accumulated undistributed net investment income                                   21,547
   Accumulated net realized loss on investments, options, and
      futures transactions                                                         (285,421)
   Net unrealized appreciation of investments, options, and futures contracts        47,038
   Net unrealized appreciation of foreign currency translations                          84
                                                                                 ----------
         Net assets applicable to capital shares outstanding                     $2,030,805
                                                                                 ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                   94,554
                                                                                 ==========
   Net asset value, redemption price, and offering price per share               $    21.48
                                                                                 ==========

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,000)                      $  37,318
   Interest                                                                    49,766
   Securities lending (net)                                                        71
                                                                            ---------
         Total income                                                          87,155
                                                                            ---------
EXPENSES
   Management fees                                                             16,585
   Administration and servicing fees                                            3,162
   Transfer agent's fees                                                        5,656
   Custody and accounting fees                                                    535
   Postage                                                                        360
   Shareholder reporting fees                                                     148
   Trustees' fees                                                                  13
   Registration fees                                                               44
   Professional fees                                                              141
   Other                                                                           38
                                                                            ---------
         Total expenses                                                        26,682
                                                                            ---------
NET INVESTMENT INCOME                                                          60,473
                                                                            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                             25,738
         Affiliated transactions (Note 8)                                         262
      Foreign currency transactions                                              (180)
      Options                                                                  (7,980)
      Futures transactions                                                     (5,663)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                            (255,957)
      Foreign currency translations                                               (58)
      Options                                                                   1,626
      Futures contracts                                                           270
                                                                            ---------
         Net realized and unrealized loss                                    (241,942)
                                                                            ---------
   Decrease in net assets resulting from operations                         $(181,469)
                                                                            =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                     2012            2011
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $   60,473      $   52,843
   Net realized gain on investments                                26,000         161,464
   Payment from USAA Asset Management Company
      for loss realized on disposal of investment in error              -              10
   Net realized loss on foreign currency transactions                (180)            (88)
   Net realized loss on options                                    (7,980)        (33,153)
   Net realized gain (loss) on futures transactions                (5,663)          2,530
   Change in net unrealized appreciation/depreciation of:
      Investments                                                (255,957)        213,773
      Foreign currency translations                                   (58)            144
      Options                                                       1,626          (1,932)
      Futures contracts                                               270           1,619
                                                               --------------------------
      Increase (decrease) in net assets resulting
         from operations                                         (181,469)        397,210
                                                               --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (60,000)        (57,024)
                                                               --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      272,170         322,631
   Reinvested dividends                                            59,274          56,291
   Cost of shares redeemed                                       (353,419)       (349,012)
                                                               --------------------------
      Increase (decrease) in net assets from capital
         share transactions                                       (21,975)         29,910
                                                               --------------------------
   Net increase (decrease) in net assets                         (263,444)        370,096

NET ASSETS
   Beginning of year                                            2,294,249       1,924,153
                                                               --------------------------
   End of year                                                 $2,030,805      $2,294,249
                                                               ==========================
Accumulated undistributed net investment income:
   End of year                                                 $   21,547      $   21,099
                                                               ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     12,239          14,328
   Shares issued for dividends reinvested                           2,827           2,492
   Shares redeemed                                                (15,916)        (15,611)
                                                               --------------------------
      Increase (decrease) in shares outstanding                      (850)          1,209
                                                               ==========================

See accompanying notes to financial statements.

================================================================================

46  | USAA CORNERSTONE STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

Effective June 8, 2012, the Board of Trustees of USAA Mutual Funds Trust (Trust) approved the name, objective, and investment strategy change for the USAA Cornerstone Strategy Fund. The name was changed to the USAA Cornerstone Moderately Aggressive Fund with an objective to seek capital appreciation with a secondary focus on current income. The Fund will primarily invest in equity securities, bonds, money market instruments, and other instruments.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Asset Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

48  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

    10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

        The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities, certain bonds valued based on methods discussed in Note A5, forward currency contracts valued based on methods discussed in Note A9, and all commercial paper which is valued at amortized cost.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

50  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the security, using recent tender offers related to the security, and using a single broker quote provided to the Fund's pricing service. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option

================================================================================

52  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FORWARD CURRENCY CONTRACTS -- The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2012* (IN THOUSANDS)

                                     ASSET DERIVATIVES               LIABILITY DERIVATIVES
------------------------------------------------------------------------------------------------
                             STATEMENT OF                      STATEMENT OF
DERIVATIVES NOT ACCOUNTED    ASSETS AND                        ASSETS AND
FOR AS HEDGING               LIABILITIES                       LIABILITIES
INSTRUMENTS                  LOCATION            FAIR VALUE    LOCATION              FAIR VALUE
------------------------------------------------------------------------------------------------
Interest rate contracts      Net unrealized       $1,694**     -                       $    -
                             appreciation of
                             investments,
                             options, and
                             futures contracts
------------------------------------------------------------------------------------------------
Equity contracts             Purchased            13,697**     Written options          3,553
                             options; Net
                             unrealized
                             appreciation of
                             investments,
                             options, and
                             futures contracts
------------------------------------------------------------------------------------------------
Foreign exchange             Net unrealized           87**     -                            -
contracts                    appreciation
                             of foreign
                             currency
                             translations
------------------------------------------------------------------------------------------------
Total                                            $15,478                               $3,553
------------------------------------------------------------------------------------------------

     *For open derivative instruments as of May 31, 2012, see the portfolio of investments, which is also indicative of activity for the period ended May 31, 2012.
    **Includes cumulative appreciation (depreciation) of futures and forward currency contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

54  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2012 (IN THOUSANDS)

DERIVATIVES                                                                 CHANGE IN UNREALIZED
NOT ACCOUNTED           STATEMENT OF                                        APPRECIATION
FOR AS HEDGING          OPERATIONS                  REALIZED GAIN (LOSS)    (DEPRECIATION)
INSTRUMENTS             LOCATION                    ON DERIVATIVES          ON DERIVATIVES
------------------------------------------------------------------------------------------------
Interest rate           Net realized gain               $      -                $1,694
contracts               (loss) on futures
                        transactions/Change
                        in net unrealized
                        appreciation/
                        depreciation
                        of futures contracts
------------------------------------------------------------------------------------------------
Equity contracts        Net realized gain                (13,643)                  202
                        (loss) on options and
                        futures transactions/
                        Change in net
                        unrealized appreciation/
                        depreciation of options
                        and futures contracts
------------------------------------------------------------------------------------------------
Foreign exchange        Net realized gain                     32                    95
contracts*              (loss) on foreign
                        currency transactions
------------------------------------------------------------------------------------------------
Total                                                   $(13,611)               $1,991
------------------------------------------------------------------------------------------------

    *Includes forward currency contracts as reported on the portfolio of investments, which are reported as a component of foreign currency transactions/translations.

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized

================================================================================

56  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2012, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended May 31, 2012, the Fund did not receive any brokerage commission recapture credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses, and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2012, the Fund paid CAPCO facility fees of $10,000, which represents 4.0% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2012.

================================================================================

58  | USAA CORNERSTONE STRATEGY FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, passive foreign investment corporation, non-REIT return of capital, and partnership adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income by $25,000, and decrease accumulated net realized losses on investments by $25,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2012, and 2011, was as follows:

                                              2012                       2011
                                          --------------------------------------
Ordinary income*                          $60,000,000                $57,024,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $  22,026,000
Accumulated capital and other losses                                (268,013,000)
Unrealized appreciation of investments                                40,318,000
Unrealized appreciation on foreign currency translations                  84,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning after the date of enactment. Under the Act net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. For the year ended May 31, 2012, the Fund utilized pre-enactment capital loss carryforwards of $7,796,000, to offset capital gains. At May 31, 2012, the Fund had pre-enactment capital loss carryforwards of $268,013,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2012, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2012, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

60  | USAA CORNERSTONE STRATEGY FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2012, were $1,555,585,000 and $1,622,532,000, respectively.

As of May 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $1,983,965,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2012, for federal income tax purposes, were $163,832,000 and $123,514,000, respectively, resulting in net unrealized appreciation of $40,318,000.

For the year ended May 31, 2012 transactions in written call and put options* were as follows:

                                                                 PREMIUMS
                                          NUMBER OF              RECEIVED
                                          CONTRACTS               (000's)
                                          --------------------------------
Outstanding at May 31, 2011                 17,660                $  2,451
Options written                            196,750                  92,921
Options terminated in closing
 purchase transactions                    (179,560)                (83,313)
Options expired                            (21,850)                 (7,970)
                                          --------------------------------
Outstanding at May 31, 2012                 13,000                $  4,089
                                          ================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Citibank retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Citibank receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Citibank has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2012, the Fund received securities-lending income of $71,000, which is net of the 20% income retained by Citibank. As of May 31, 2012, the Fund had no securities out on loan.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued

================================================================================

62  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Flexible Funds Index over the performance period. The Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $16,585,000, which included a 0.04% performance adjustment of $774,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Quantitative Management Associates LLC (QMA), under which Batterymarch directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. and international stocks (as allocated from time to time by the Manager) and QMA directs the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate average net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund and the USAA Capital Growth Fund combined, in an annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million. For the year ended May 31, 2012, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $531,000.

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended May 31, 2012, the Manager incurred subadvisory fees, paid or payable to QMA, of $345,000.

    Effective September 30, 2011 the Manager terminated its investment subadvisory agreement with Credit Suisse Securities (USA) LLC (CSSU). For the year ended May 31, 2012, the Manager incurred subadvisory fees, paid or payable to CSSU, of $205,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2012, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $3,162,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides

================================================================================

64  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2012, the Fund reimbursed the Manager $63,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2012, to limit the annual expenses of the Fund to 1.28% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2012, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2012, the Fund incurred transfer agent's fees, paid or payable to SAS, of $5,656,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2012, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                  NET REALIZED
                                                   COST TO       GAIN (LOSS) TO
      SELLER                 PURCHASER            PURCHASER          SELLER
--------------------------------------------------------------------------------
USAA Cornerstone       USAA Short-Term
  Strategy Fund           Bond Fund               $1,975,000        $117,000
USAA Cornerstone       USAA Ultra Short-Term
  Strategy Fund           Bond Fund                1,648,000         145,000

(9) NEW ACCOUNTING PRONOUNCEMENTS

FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board
(FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager has evaluated the impact of this guidance noting the only impact is to the Fund's financial statement disclosures.

Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the financial statements of the Fund, but changed the presentation of the Level 3 roll forward shown within the portfolio of investments.

================================================================================

66  | USAA CORNERSTONE STRATEGY FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                             --------------------------------------------------------------------------------
                                   2012             2011             2010              2009              2008
                             --------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    24.05       $    20.43       $    17.21        $    24.17        $    28.51
                             --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .65              .57              .65               .57               .46
  Net realized and
    unrealized gain (loss)        (2.58)            3.67(a)          3.19             (7.02)            (1.16)
                             --------------------------------------------------------------------------------
Total from investment
  operations                      (1.93)            4.24             3.84             (6.45)             (.70)
                             --------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.64)            (.62)            (.62)             (.51)             (.44)
  Realized capital gains              -                -                -                 -             (3.20)
                             --------------------------------------------------------------------------------
Total distributions                (.64)            (.62)            (.62)             (.51)            (3.64)
                             --------------------------------------------------------------------------------
Net asset value at
  end of period              $    21.48       $    24.05       $    20.43        $    17.21        $    24.17
                             ================================================================================
Total return (%)*                 (7.96)           20.93(a)         22.31            (26.39)            (2.79)
Net assets at end
  of period (000)            $2,030,805       $2,294,249       $1,924,153        $1,603,954        $2,243,804
Ratios to average
  net assets:**
  Expenses (%)(b)                  1.27             1.25(c)          1.19              1.19              1.19
  Expenses, excluding
    reimbursements (%)(b)          1.27             1.27             1.31              1.37              1.21
  Net investment income (%)        2.87             2.51             3.23              3.23              2.06
Portfolio turnover (%)               77              117              151               162               175(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2012, average net assets were $2,107,093,000.
(a) For the year ended May 31, 2011, the Manager reimbursed the Fund $10,000 for a loss incurred from the disposal of a investment in error. The effect of this reimbursement of the Fund's net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Effective October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.19%.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

EXPENSE EXAMPLE

May 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2011, through May 31, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

================================================================================

68  | USAA CORNERSTONE STRATEGY FUND

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                          EXPENSES PAID
                                   BEGINNING             ENDING           DURING PERIOD*
                                 ACCOUNT VALUE       ACCOUNT VALUE      DECEMBER 1, 2011 -
                                DECEMBER 1, 2011      MAY 31, 2012        MAY 31, 2012
                                ----------------------------------------------------------
Actual                             $1,000.00           $1,010.30              $6.38

Hypothetical
  (5% return before expenses)       1,000.00            1,018.65               6.41

* Expenses are equal to the Fund's annualized expense ratio of 1.27%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 1.03% for the six-month period of December 1, 2011, through May 31, 2012.

================================================================================

                                                           EXPENSE EXAMPLE |  69

================================================================================

ADVISORY AGREEMENTS

May 31, 2012

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 17, 2012, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

70  | USAA CORNERSTONE STRATEGY FUND

================================================================================

the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of its duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board

================================================================================

                                                       ADVISORY AGREEMENTS |  71

================================================================================

considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered.

The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding

================================================================================

72  | USAA CORNERSTONE STRATEGY FUND

================================================================================

outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were at the median of its expense group and above the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account management's discussion of the Fund's expenses and the Manager's current undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its Lipper index for the one-, three-year, and five-year periods ended December 31, 2011, and was above the average of its performance universe for the one- and three-year periods ended December 31, 2011 and below the average of its performance universe for the five-year period ended December 31, 2011. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2011, was in the top 25% of its performance universe for the three-year period ended December 31, 2011, and was in the

================================================================================

                                                       ADVISORY AGREEMENTS |  73

================================================================================

bottom 50% of its performance universe for the five-year period ended December 31, 2011.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees and had agreed to maintain expense limitations for the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager and the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

74  | USAA CORNERSTONE STRATEGY FUND

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board

================================================================================

                                                       ADVISORY AGREEMENTS |  75

================================================================================

reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, and each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board

================================================================================

76  | USAA CORNERSTONE STRATEGY FUND

================================================================================

considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2011, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's longterm performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  77

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 70 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years; however, this policy may be changed by the Board at any time. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

================================================================================

78  | USAA CORNERSTONE STRATEGY FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); Senior Vice President of USAA Financial Planning Services Agency, Inc. (FPS) (04/11-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

BARBARA B. OSTDIEK, PH.D.(3,4,5,6,7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3,4,5,6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

80  | USAA CORNERSTONE STRATEGY FUND

================================================================================

PAUL L. MCNAMARA(3,4,5,6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds launched and managed by Cadogan Management, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee
    (3)  Member of Audit Committee
    (4)  Member of Pricing and Investment Committee
    (5)  Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President and Director of AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-01/12); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

82  | USAA CORNERSTONE STRATEGY FUND

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
                                       Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select "Investments,"
AT USAA.COM                            then "Mutual Funds"

OR CALL                                Under "Investments" view
(800) 531-USAA                         account balances, or click
        (8722)                         "I want to...," and select
                                       the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA

                WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    23405-0712                               (C)2012, USAA. All rights reserved.


    ITEM 2.  CODE OF ETHICS.

On September 20, 2011, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2012 and 2011 were $304,929 and $304,929, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2012 and 2011 were $70,828 and $63,358, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, AMCO, and the Funds' transfer agent, SAS, for May 31, 2012 and 2011 were $384,984 and $384,316, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (AMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     07/23/2012
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     07/30/2012
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/30/2012
         ------------------------------
*Print the name and title of each signing officer under his or her signature.